                                                                    Exhibit 99.1


                       [NEW PLAN EXCEL REALTY TRUST LOGO]


                        NEW PLAN EXCEL REALTY TRUST, INC.






--------------------------------------------------------------------------------
                             SUPPLEMENTAL DISCLOSURE

                          QUARTER ENDED MARCH 31, 2000
--------------------------------------------------------------------------------






This supplemental package should be considered along with the Company's other reports filed with the Securities and Exchange Commission and other publicly disseminated documents by the Company. This package has not been reviewed or audited by any outside individual or agency, no representations or warranties, expressed or implied, are deemed to be made with respect to the accuracy of this package. Past performance may not be indicative of future performance. Risks and other factors that might cause differences, some of which could be material, include, but are not limited to, economic and market conditions, the financial stability of tenants within the retail industry, financing and development risks, leasing delays, overruns, the level and volatility of interest rates, as well as other risks listed from time to time in the Company's reports filed with the Securities and Exchange Commission.

NEW PLAN EXCEL REALTY TRUST, INC.
SUPPLEMENTAL DISCLOSURE - QUARTER ENDED MARCH 31, 2000
--------------------------------------------------------------------------------
TABLE OF CONTENTS

                                                                                                                     PAGE
COMPANY OVERVIEW / FIRST QUARTER REVIEW.................................................................................2
SHAREHOLDER INFORMATION.................................................................................................4
FINANCIAL REVIEW
         Balance Sheets
                  CONSOLIDATED..........................................................................................5
                  ERT Development Corporation...........................................................................6
         Income Statements
                  CONSOLIDATED..........................................................................................7
                  ERT Development Corporation...........................................................................8
         Funds from Operations / Funds Available for Distribution ......................................................9
         Select Financial Ratios / Data ...............................................................................10
         Debt Maturity Schedule .......................................................................................11
ACTIVITY REVIEW
         2000 Property Acquisitions....................................................................................12
         Development Projects..........................................................................................13
         Substantial Redevelopment Projects............................................................................14
PORTFOLIO REVIEW
         Property Type Summary.........................................................................................15
         Properties by State / Region..................................................................................16
         Same Property NOI Analysis....................................................................................17
         Top Ten Tenants...............................................................................................18
         New Lease Summary.............................................................................................19
         Lease Expiration Schedule ....................................................................................20
         Property Portfolio............................................................................................21

NEW PLAN EXCEL REALTY TRUST, INC.
SUPPLEMENTAL DISCLOSURE - QUARTER ENDED MARCH 31, 2000
--------------------------------------------------------------------------------
COMPANY OVERVIEW / FIRST QUARTER REVIEW                                   PAGE 2

New Plan Excel Realty Trust, Inc. is one of the nation's largest real estate companies, focusing on the ownership, management, acquisition, development and redevelopment of community and neighborhood shopping centers and garden apartment communities. The Company operates as a self-administered and self-managed REIT, with a national portfolio of 355 properties and total assets of approximately $3.0 billion. Its properties are strategically located across 31 states and include 295 retail centers, primarily high-quality supermarket or name-brand discount chain anchored, with approximately 37 million square feet of gross leasable area; 53 garden apartment communities containing 12,558 units; and 7 commercial properties. For additional information, please visit the New Plan Excel Realty Trust, Inc. Web site at www.newplanexcel.com.

FIRST QUARTER REVIEW

-    At March 31, 2000, approximately 92 percent of the gross leasable area
     (GLA) at the Company's retail and commercial properties was leased. 97 new leases were signed during the first quarter at an average annual base rent
     (ABR) of $12.07 per square foot. 114 renewal leases were signed during the first quarter at an average increase in ABR of approximately 6.0 percent. (The above data does not include Clearwater Mall, a property with redevelopment plans under reevaluation.) The Company has approved $23 million of revenue-generating capital expenditures relating to the redevelopment and expansion of five community shopping centers, including three state-of-the-art grocery anchor projects. Approximately $13 million of the allocated budget is expected to be spent in 2000.

- At the end of the first quarter, the Company's garden apartment communities were 91 percent leased. The Company has approved a $3.5 million exterior renovation of Sherwood Acres, a 612-unit garden apartment community located in Baton Rouge, Louisiana. Approximately $800,000 of the allocated budget is expected to be spent in 2000.

- In January 2000, the Company acquired Dover Park Plaza, a 60,000 square foot shopping center located in Yardville, New Jersey, for approximately $3.0 million. The property is anchored by Acme Markets and CVS and is 100 percent leased.

- On February 25, 2000, the Company announced the appointment of Glenn J. Rufrano as Chief Executive Officer and President. He succeeds Arnold Laubich who retired after 50 years with the Company and its predecessors. Mr. Rufrano has been nominated for election to the Company's Board of Directors at its Annual Meeting of Shareholders to be held on May 31, 2000. Additionally, the Board of Directors agreed that by September 2001 a majority of the Board would be composed of outside directors.

- On March 10, 2000, the Company announced that Dr. Matthew Goldstein, Chancellor of The City University of New York, has also been nominated for election to the Company's Board of Directors at its Annual Meeting of Shareholders to be held on May 31, 2000.

NEW PLAN EXCEL REALTY TRUST, INC.
SUPPLEMENTAL DISCLOSURE - QUARTER ENDED MARCH 31, 2000
--------------------------------------------------------------------------------
COMPANY OVERVIEW / FIRST QUARTER REVIEW                                   PAGE 3

SUBSEQUENT EVENTS

- On April 5, 2000, a $66.5 million construction loan for The Centre at Preston Ridge development project closed. The Centre at Preston Ridge, located in Frisco, Texas, is a 126-acre retail project being jointly developed by ERT Development Corporation (ERT), the Company's development affiliate, and entities controlled by George W. Allen and Milton Schaffer.

- On April 13, 2000, the Company announced that it is reevaluating the timing of previously announced redevelopment plans for Clearwater Mall, located in Clearwater, Florida. As such, the Mall will remain open for business as usual through the holiday season 2001.

- On April 17, 2000, the Company announced the appointment of John B. Roche as Chief Financial Officer. Mr. Roche will be responsible for directing New Plan Excel Realty Trust's capital markets, MIS, financial controls, SEC reporting and compliance activities.

- In early May 2000, the Company completed the sale of York Marketplace, a 300,000 square foot shopping center located in York, Pennsylvania, and Northland Center, a 108,000 square foot shopping center located in State College, Pennsylvania, to a single buyer for an aggregate of approximately $31.4 million.

- On May 11, 2000, the Company announced the resignation of James M. Steuterman as an Executive Vice President and Chief Operating Officer of the Company. Mr. Steuterman's day-to-day responsibilities will be assumed by members of the Company's senior management team, including the Company's recently appointed Chief Financial Officer, John Roche. In addition, Mr. Steuterman resigned his position as a member of the Company's Board of Directors.

NEW PLAN EXCEL REALTY TRUST, INC.
SUPPLEMENTAL DISCLOSURE - QUARTER ENDED MARCH 31, 2000
--------------------------------------------------------------------------------
SHAREHOLDER INFORMATION                                                   PAGE 4

CORPORATE HEADQUARTERS
New Plan Excel Realty Trust, Inc.
1120 Avenue of the Americas
New York, NY  10036
Phone:  212-869-3000
Fax:  212-869-3989
www.newplanexcel.com

EXCHANGE LISTING
New York Stock Exchange
Common stock:      NXL
Series A preferred stock:  NXLprA
Series B preferred stock:  NXLprB

SENIOR UNSECURED DEBT RATINGS
Standard & Poor's:  BBB+
Moody's:  Baa1

QUARTERLY RESULTS
The Company expects to announce quarterly results as follows:

Second quarter:  Wednesday, August 9, 2000
Third quarter:  Wednesday, November 8, 2000
Fourth quarter and Year-end:  Mid-March 2001


TRANSFER AGENT AND REGISTRAR
Questions about dividend payments, shareholder accounts, replacement or lost certificates, stock transfers and address or name changes should be directed to:

BankBoston, N.A.
c/o EquiServe, L.P.
P.O. Box 8040
Boston, MA  02266-8040
Phone:  800-730-6001
www.equiserve.com

CORPORATE COMMUNICATIONS DEPARTMENT
Shareholders seeking financial and operating information may contact:

Stacy Lipschitz
Director of Corporate Communications
Phone:  212-869-3000
Fax:  212-869-3989
E-mail:  corporatecommunications@newplanexcel.com
         slipschitz@newplanexcel.com

NEW PLAN EXCEL REALTY TRUST, INC.
SUPPLEMENTAL DISCLOSURE - QUARTER ENDED MARCH 31, 2000
--------------------------------------------------------------------------------
BALANCE SHEETS - CONSOLIDATED                                             PAGE 5
(IN THOUSANDS)

                                                                                                         As Of
                                                                                       -------------------------------------------
                                                                                          3/31/2000             12/31/1999
                                                                                       -----------------     -----------------
ASSETS:
Land                                                                                       $    552,411          $    552,146
Buildings and improvements                                                                    2,311,499             2,328,499
Less: accumulated depreciation and amortization                                                (229,218)             (216,274)
                                                                                       -----------------     -----------------
       NET REAL ESTATE                                                                        2,634,692             2,664,371
Real estate held for sale                                                                        21,634                     -
Cash and cash equivalents                                                                        19,207                10,834
Marketable securities                                                                             1,310                 1,190
Receivables
       Trade and notes, net of allowance for doubtful accounts of                                30,907                30,225
       (March 31, 2000- $13,532, December 31, 1999- $13,897)
       Other                                                                                     20,870                15,825
Mortgages and notes receivable                                                                   60,198                59,142
Prepaid expenses and deferred charges                                                            15,527                13,076
Investment in and loans to ERT Development Corporation                                          157,220               150,432
Other assets (1)                                                                                  6,987                 8,046
                                                                                       -----------------     -----------------
       TOTAL ASSETS                                                                        $  2,968,552          $  2,953,141
                                                                                       =================     =================
LIABILITIES:
Mortgages payable, including unamortized premium of                                        $    331,906          $    341,643
       (March 31, 2000- $9,565, December 31, 1999- $9,921)
Notes payable, net of unamortized discount of                                                   662,800               662,736
       (March 31, 2000- $2,200, December 31, 1999- $2,264)
Credit facilities                                                                               230,721               188,721
Capital leases                                                                                   27,351                27,351
Other liabilities (2)                                                                            85,577                88,591
Tenant security deposits                                                                          7,681                 7,480
                                                                                       -----------------     -----------------
       TOTAL LIABILITIES                                                                      1,346,036             1,316,522

MINORITY INTEREST IN PARTNERSHIP:                                                                24,802                25,100
                                                                                       -----------------     -----------------
STOCKHOLDERS' EQUITY:
Preferred stock                                                                                      23                    23
Common stock                                                                                        876                   875
Additional paid-in capital                                                                    1,708,825             1,708,186
Add: unrealized gain on securities reported at fair value                                           334                   214
Less: accumulated distributions in excess of net income                                        (112,344)              (97,779)
                                                                                       -----------------     -----------------
       TOTAL STOCKHOLDERS' EQUITY                                                             1,597,714             1,611,519
                                                                                       -----------------     -----------------
       TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                                           $ 2,968,552           $ 2,953,141
                                                                                       =================     =================

(1) Other assets includes: deposits, real estate tax escrow and fixed assets.
(2) Other liabilities includes: amounts payable for dividends, real estate taxes, interest, payroll and normal vendor payables.
The above does not purport to disclose all items required under GAAP.
The Company's 10-K for the year ended December 31, 1999 and 10-Q for the quarter ended March 31, 2000 should be read in conjunction with the above information.

NEW PLAN EXCEL REALTY TRUST, INC.
SUPPLEMENTAL DISCLOSURE - QUARTER ENDED MARCH 31, 2000
--------------------------------------------------------------------------------
BALANCE SHEETS - ERT DEVELOPMENT CORPORATION                              PAGE 6
(IN THOUSANDS)

                                                                                                         As Of
                                                                                        ----------------------------------------
                                                                                           3/31/2000              12/31/1999
                                                                                        -----------------      -----------------
ASSETS:
Notes receivable from developers                                                            $     33,394           $     33,405
Real estate and other assets, net of depreciation                                                212,656                212,238
                                                                                        -----------------      -----------------
       TOTAL ASSETS                                                                         $    246,050           $    245,643
                                                                                        =================      =================
LIABILITIES:
Notes and interest payable to New Plan Excel Realty Trust, Inc.                             $    157,999           $    145,318
Other                                                                                             89,100                 96,098
                                                                                        -----------------      -----------------
       TOTAL LIABILITIES                                                                         247,099                241,416

       TOTAL STOCKHOLDERS' EQUITY                                                                 (1,049)                 4,227
                                                                                        -----------------      -----------------
       TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                                           $    246,050           $    245,643
                                                                                        =================      =================

In 1995 ERT Development Corporation ("ERT") was organized to finance, acquire, develop, hold and sell real estate in the short-term for capital gains and/or to receive fee income.
The Company owns 100% of the outstanding preferred shares of ERT.
The preferred shares are entitled to 95% of the economic interest in ERT.
The above does not purport to disclose all items required under GAAP.
The Company's 10-K for the year ended December 31, 1999 and 10-Q for the quarter ended March 31, 2000 should be read in conjunction with the above information.

NEW PLAN EXCEL REALTY TRUST, INC.
SUPPLEMENTAL DISCLOSURE - QUARTER ENDED MARCH 31, 2000
--------------------------------------------------------------------------------
INCOME STATEMENTS - CONSOLIDATED                                          PAGE 7
(IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)


                                                                            Three Months Ended                   Twelve
                                                                -------------------------------------------   Months Ended
                                                                   3/31/2000             3/31/1999             12/31/1999
                                                                -----------------     -----------------    -----------------
REVENUES:
Rental revenues                                                   $       87,977        $       87,482        $     353,884
Percentage rents                                                           2,202                 1,552                5,850
Expense reimbursements                                                    13,219                15,289               54,747
Interest, dividend, and other income                                       7,422                 5,625               26,041
Equity participation in ERT (1)                                           (5,276)                1,023               (3,169)
Foreign currency gain (loss)                                                 (16)                  195                  674
                                                                -----------------     -----------------    -----------------
    TOTAL REVENUES                                                       105,528               111,166              438,027
                                                                -----------------     -----------------    -----------------
EXPENSES:
Operating costs                                                           23,189                23,288               90,612
Real estate and other taxes                                               10,789                 9,506               38,929
Interest expense                                                          22,573                18,947               81,412
Depreciation and amortization                                             15,989                15,639               62,912
Provision for doubtful accounts                                              754                 1,406                6,144
Non-recurring  charges                                                     2,749                     -                8,497
General and administrative (1)                                             1,997                 2,254                6,665
                                                                -----------------     -----------------    -----------------
    TOTAL EXPENSES                                                        78,040                71,040              295,171
                                                                -----------------     -----------------    -----------------
Income before real estate sales and minority interest                     27,488                40,126              142,856
Gain (loss) on sale of real estate                                            (1)                    -                7,956
Minority interest in income of partnership                                  (238)                 (457)              (1,299)
                                                                -----------------     -----------------    -----------------
    NET INCOME                                                    $       27,249        $       39,669        $     149,513
                                                                =================     =================    =================
Add:
Depreciation and amortization
    New Plan Excel real estate assets                             $       15,989        $       15,639        $      62,912
    ERT real estate assets (2)                                             1,116                     -                3,477
Deduct:
Preferred A dividends                                                       (800)                 (943)              (3,343)
Preferred B dividends                                                     (3,396)               (3,396)             (13,584)
Preferred D dividends                                                     (1,463)               (1,463)              (5,850)
(Gain) loss on sale of real estate                                             1                     -               (7,956)
                                                                -----------------     -----------------    -----------------
    FUNDS FROM OPERATIONS - BASIC (3)                                     38,696                49,506              185,169
Add:
Preferred A dividends                                                        800                   943                3,343
Minority interest in income of partnership                                   238                   457                1,299
                                                                -----------------     -----------------    -----------------
    FUNDS FROM OPERATIONS - DILUTED (3)                           $       39,734        $       50,906        $     189,811
                                                                =================     =================    =================
    ------------------------------------------------------------------------------------------------------------------------
    FUNDS FROM OPERATIONS PER SHARE - BASIC                       $         0.44        $         0.56        $        2.09
    FUNDS FROM OPERATIONS PER SHARE - DILUTED                               0.44                  0.54                 2.05

    NET INCOME PER COMMON SHARE - BASIC                           $         0.25        $         0.38        $        1.43
    NET INCOME PER COMMON SHARE - DILUTED                                   0.25                  0.38                 1.42
    ------------------------------------------------------------------------------------------------------------------------
Weighted average common shares outstanding - basic                    87,607,000            88,804,000           88,662,000
ERP partnership units                                                  1,235,000             2,202,000            1,756,000
Options                                                                  189,000               388,000               22,000
                                                                -----------------     -----------------    -----------------
Weighted average common shares outstanding - diluted
    Net income calculation                                            89,031,000            91,394,000           90,440,000
Add: Dilutive effect of convertible Preferred A                        1,874,000             2,208,000            1,957,000
                                                                -----------------     -----------------    -----------------
Weighted average common shares outstanding - diluted
    FFO calculation                                                   90,905,000            93,602,000           92,397,000
                                                                =================     =================    =================

(1) As of 4Q 1999, the Company allocates approximately 20 percent of senior management time to ERT, reducing equally Equity participation in ERT and General and administrative expenses.
(2) As of 3Q 1999, the Company recognizes Depreciation and amortization from Pointe*Orlando, The Mall at 163rd Street and Valley Fair Apartments for FFO purposes.
(3) FFO for prior periods has been restated to conform to the NAREIT definition effective January 1, 2000 which requires inclusion of both recurring and non-recurring results of operations.
The above does not purport to disclose all items required under GAAP.
The Company's 10-K for the year ended December 31, 1999 and 10-Q for the quarter ended March 31, 2000 should be read in conjunction with the above information.

NEW PLAN EXCEL REALTY TRUST, INC.
SUPPLEMENTAL DISCLOSURE - QUARTER ENDED MARCH 31, 2000
--------------------------------------------------------------------------------
INCOME STATEMENTS - ERT DEVELOPMENT CORPORATION                           PAGE 8
(IN THOUSANDS)


                                                                                 Three Months Ended                 Twelve
                                                                       ------------------------------------      Months Ended
                                                                          3/31/2000           3/31/1999           12/31/1999
                                                                       ----------------    ----------------    ----------------
Interest income                                                          $         762       $       2,308       $       8,720
Rental revenue and other income                                                  5,694               3,965              11,387
Interest expense to New Plan Excel Realty Trust, Inc.                           (4,681)             (3,605)            (14,842)
Other expenses                                                                  (7,051)             (1,645)             (8,434)
                                                                       ----------------    ----------------   ----------------
                                                                         $      (5,276)      $       1,023       $      (3,169)
                                                                       ================    ================    ================

In 1995 ERT Development Corporation ("ERT") was organized to finance, acquire, develop, hold and sell real estate in the short-term for capital gains and/or to receive fee income.
The Company owns 100% of the outstanding preferred shares of ERT.
The preferred shares are entitled to 95% of the economic interest in ERT.
The above does not purport to disclose all items required under GAAP.
The Company's 10-K for the year ended December 31, 1999 and 10-Q for the quarter ended March 31, 2000 should be read in conjunction with the above information.

NEW PLAN EXCEL REALTY TRUST, INC.
SUPPLEMENTAL DISCLOSURE - QUARTER ENDED MARCH 31, 2000
--------------------------------------------------------------------------------
FUNDS FROM OPERATIONS / FUNDS AVAILABLE FOR DISTRIBUTION                  PAGE 9
(In thousands, except per share amounts)

                                                                                    Three Months Ended                 Twelve
                                                                          --------------------------------------     Months Ended
                                                                              3/31/2000           3/31/1999          12/31/1999
                                                                          ------------------  ------------------  ------------------
Funds from Operations:(1)
Net income                                                                 $         27,249      $       39,669       $     149,513
Depreciation and amortization
    New Plan Excel real estate assets                                                15,989              15,639              62,912
    ERT real estate assets (2)                                                        1,116                   -               3,477
Preferred distributions -A, B & D                                                    (5,659)             (5,802)            (22,777)
Loss (gain) on sale of real estate                                                        1                   -              (7,956)
                                                                          ------------------  ------------------  ------------------
    FUNDS FROM OPERATIONS - BASIC                                                    38,696              49,506             185,169

Add:                                                                                    800                 943               3,343
Preferred A dividends                                                                   238                 457               1,299
Minority interest in income of partnership                                ------------------  ------------------  ------------------
    FUNDS FROM OPERATIONS - DILUTED                                          $       39,734      $       50,906       $     189,811
                                                                          ==================  ==================  ==================
    --------------------------------------------------------------------------------------------------------------------------------
    FUNDS FROM OPERATIONS PER SHARE - BASIC                                  $         0.44      $         0.56       $        2.09
    FUNDS FROM OPERATIONS PER SHARE - DILUTED                                          0.44                0.54                2.05
    --------------------------------------------------------------------------------------------------------------------------------

Funds Available for Distribution                                             $       38,696      $       49,506       $     185,169
Funds from operations - basic                                                          (717)             (1,017)             (3,681)
Straight line rents                                                                  (1,843)             (1,127)             (5,833)
Tenant improvements                                                                    (217)               (210)               (852)
Leasing commissions                                                                  (1,624)             (1,214)             (6,277)
Building improvements capitalized (Parking lots, roofs, etc.)            ------------------  ------------------  ------------------
    FUNDS AVAILABLE FOR DISTRIBUTION                                         $       34,295      $       45,938       $     168,526
                                                                          ==================  ==================  ==================

Dividends per Common share                                                   $      0.41250      $      0.40250       $       1.625
Dividends per Preferred A share                                                     0.53125             0.53125               2.125
Dividends Per Preferred B share                                                     0.53906             0.53906               2.159
Dividends per Preferred D share                                                     0.97500             0.97500               3.900

Common dividends                                                             $       36,156      $       35,801       $     143,726
Preferred A dividends                                                                   800                 943               3,343
Preferred B dividends                                                                 3,396               3,396              13,584
Preferred D dividends                                                                 1,463               1,463               5,850
                                                                          ------------------  ------------------  ------------------
    Total Preferred distributions                                                     5,659               5,802              22,777
                                                                          ------------------  ------------------  ------------------
    TOTAL DISTRIBUTIONS                                                      $       41,815      $       41,603       $     166,503
                                                                          ==================  ==================  ==================

Payout ratio of common dividends/basic funds from operations (3)                        87%                 72%                 78%
Payout ratio of common dividends/funds available for distribution (3)                   98%                 78%                 85%

(1) FFO for prior periods has been restated to conform to the NAREIT definition effective January 1, 2000 which requires inclusion of both recurring and non-recurring results of operations.
(2) As of 3Q 1999, the Company recognizes Depreciation and amortization from Pointe*Orlando, The Mall at 163rd Street and Valley Fair Apartments for FFO purposes.
(3) Excludes a $2.7 million non-recurring charge in 1Q 2000 relating to the retirement of Arnold Laubich.
The above does not purport to disclose all items required under GAAP.
The Company's 10-K for the year ended December 31, 1999 and 10-Q for the quarter ended March 31, 2000 should be read in conjunction with the above information.

NEW PLAN EXCEL REALTY TRUST, INC.
SUPPLEMENTAL DISCLOSURE - QUARTER ENDED MARCH 31, 2000
--------------------------------------------------------------------------------
SELECTED FINANCIAL RATIOS / DATA                                         PAGE 10
(IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

                                                                          Three Months Ended                    Twelve
                                                             -----------------------------------------        Months Ended
                                                                 3/31/2000              3/31/1999              12/31/1999
                                                             ------------------     ------------------     ------------------
DEBT COVERAGE RATIOS:
     Interest coverage ratio (EBITDA /interest expense)                   2.92 x                 3.92 x                 3.61 x
     Debt service coverage (EBITDA/(interest expense +                    2.62 x                 3.56 x                 3.20 x
     scheduled principal payments))

DEBT/EQUITY RATIOS:
     Total debt/total market capitalization                               46.7%                  35.9%                  43.1%
     Total debt/total equity market capitalization                        87.5%                  56.1%                  75.7%
OVERHEAD RATIOS:
     Annualized G&A/total assets                                          0.27%                  0.31%                  0.27%
     G&A/total revenues (excluding currency change)                       1.89%                  2.03%                  1.52%

CAPITALIZED INTEREST:                                          $           198        $           126        $           126

MARKET CAPITALIZATION CALCULATIONS:
     Common shares outstanding                                      87,650,655             88,946,710             87,555,237
     Preferred A shares outstanding                                  1,506,780              1,775,130              1,506,780
     Preferred B shares outstanding                                  6,300,000              6,300,000              6,300,000
     Preferred D shares outstanding                                  1,500,000              1,500,000              1,500,000

     Common stock price end of period                          $         13.75        $         19.19        $         15.81
     Preferred A price end of period                                     19.25                  25.19                  21.25
     Preferred B price end of period                                     19.50                  24.94                  19.31
     Preferred D price end of period                                     50.00                  50.00                  50.00

     Common market equity at end of period                     $     1,205,197        $     1,706,665        $     1,384,467
     Preferred market equity at end of period                          226,856                276,817                228,691
                                                             ------------------     ------------------     ------------------
     Total equity market capitalization                              1,432,053              1,983,482              1,613,158
     Total debt end of period                                        1,252,778              1,112,635              1,220,451
                                                             ------------------     ------------------     ------------------
     TOTAL MARKET CAPITALIZATION                               $     2,684,831        $     3,096,117        $     2,833,609
                                                             ==================     ==================     ==================
EBITDA CALCULATION:
     Net income                                                $        27,249        $        39,669        $       149,513
     Depreciation and amortization                                      15,989                 15,639                 62,912
     Income Taxes                                                           98                      -                    352
     Interest expense                                                   22,573                 18,947                 81,412
                                                             ------------------     ------------------     ------------------
     EBITDA                                                    $        65,909        $        74,255        $       294,189
                                                             ==================     ==================     ==================

The above does not purport to disclose all items required under GAAP.
The Company's 10-K for the year ended December 31, 1999 and 10-Q for the quarter ended March 31, 2000 should be read in conjunction with the above information.

NEW PLAN EXCEL REALTY TRUST, INC.
SUPPLEMENTAL DISCLOSURE - QUARTER ENDED MARCH 31, 2000
--------------------------------------------------------------------------------
DEBT MATURITY SCHEDULE                                                   PAGE 11
(IN THOUSANDS)

-----------------------------------------------------------------------------------------------------------------------------------
                                                               DEBT MATURITIES
-----------------------------------------------------------------------------------------------------------------------------------
                                                                    Total                 Percent of
                                         Year                    Debt Maturing          Debt Maturing
                                 ---------------------      --------------------------------------------
                                         2000                        $  99,666               10.1%
                                         2001                           41,586                4.2%
                                         2002                          114,349               11.6%
                                         2003                           68,120                6.9%
                                         2004                           97,300                9.9%
                                         2005                          146,027               14.8%
                                         2006                           10,453                1.1%
                                         2007+                         409,840               41.4%
                                                            -------------------         ----------------
                                      TOTAL DEBT                     $ 987,341              100.0%
                                                            ===================         ================
-----------------------------------------------------------------------------------------------------------------------------------
                                                      MORTGAGE AND UNSECURED DEBT ANALYSIS
-----------------------------------------------------------------------------------------------------------------------------------
                                                                Percent of
                                        Balances                Total Debt
                                 ---------------------      -------------------
    Fixed rate mortgage debt       $          256,766             26.0%
 Variable rate mortgage debt                   65,575              6.6%
   Fixed rate unsecured debt                  615,000             62.3%         Weighted average interest rate - mortgages 7.8%
Variable rate unsecured debt                   50,000              5.1%         Weighted average interest rate - notes 7.2%
                                 =====================      ===================
                  TOTAL DEBT       $          987,341             100.0%         Weighted average interest rate - mortgages &
                                 =====================      ===================  notes 7.4%
-----------------------------------------------------------------------------------------------------------------------------------
                                                   FIXED RATE AND VARIABLE RATE DEBT ANALYSIS
-----------------------------------------------------------------------------------------------------------------------------------
                                                                Percent of              Weighted Average          Weighted Average
                                       Balances                 Total Debt                Interest Rate               Maturity
                                 ---------------------      -------------------         ----------------          -----------------
             Fixed rate debt                  871,766             88.3%                      7.5%                       9.2 Years
          Variable rate debt                  115,575             11.7%                      6.3%                       5.0 Years
                                 ---------------------      -------------------         ----------------          -----------------
                  TOTAL DEBT       $          987,341             100.0%                     7.4%                       8.7 Years
                                 =====================      ===================         ================          =================

Analysis excludes $230,721 outstanding on credit facilities (including term loan facility), $27,351 of capital leases, an unamortized premium of $9,565 on mortgage debt and an unamortized discount of $2,200 on unsecured debt. Including these items, total debt is 1,252,778.
The above does not purport to disclose all items required under GAAP.
The Company's 10-K for the year ended December 31, 1999 and 10-Q for the quarter ended March 31, 2000 should be read in conjunction with the above information.

NEW PLAN EXCEL REALTY TRUST, INC.
SUPPLEMENTAL DISCLOSURE - QUARTER ENDED MARCH 31, 2000
--------------------------------------------------------------------------------
2000 PROPERTY ACQUISITIONS                                               PAGE 12

                        Property                     Acquiring         Purchase               Purchase              Cap-
Property Name           Type (1)  Location            Company (2)        Date                  Amount             Rate (3)
----------------------  --------  -------------  --------------------  --------------   ----------------------  --------------
1Q 2000

Dover Park Plaza          R       Yardville, NJ         NPXL           01/19/00          $        3,300,000         11.2%


                                             Square          Percent     Anchor             Mortgage        Units        Year
        NOI                 ABR              Footage         Leased (4)  Tenants             Amount         Issued      Built
---------------------  ---------------  ------------------  -----------  ---------------  --------------   ---------  -----------
 $         369,000      $ 425,000                  60,000     100%       Acme Markets                 -       -          1966
                                                                         CVS

(1) Property Type
R - Retail
(2) Acquiring Company
NPXL - New Plan Excel Realty Trust, Inc.
(3) Cash basis, excludes straight-line rents.
(4) As of closing date of acquisition.
The above does not purport to disclose all items required under GAAP.
The Company's 10-K for the year ended December 31, 1999 and 10-Q for the quarter ended March 31, 2000 should be read in conjunction with the above information.

NEW PLAN EXCEL REALTY TRUST, INC.
SUPPLEMENTAL DISCLOSURE - QUARTER ENDED MARCH 31, 2000
--------------------------------------------------------------------------------
DEVELOPMENT PROJECTS                                                     PAGE 13

---------------------------------------------------------------------------------------------------------------
                                       ERT DEVELOPMENT CORPORATION
---------------------------------------------------------------------------------------------------------------
                                                                          ERT's Investment
                                                         ------------------------------------------------------
                                                                                        Notes Receivable
                                              Property        Direct          ---------------------------------
Project                   Location            Type (1)      Equity (2)             Amount        Interest Rate
------------------------  --------------      --------  --------------------  ------------------ --------------
Mesa Pavilions (5)        Mesa, AZ              R       $                 -   $       8,604,000   11%
The Groves (5)            Tempe, AZ             R                         -           7,578,000   12% (7)
Festival Pavilions        Escondido, CA         R                   107,000           1,205,000   12% (7)
Stein Mart Center (4,5)   Poway, CA             R                         -           3,675,000   12% (7)
Vail Ranch II (3)         Temecula, CA          R                 1,422,000                   -         -
The Mall at 163rd
Street (4,8)              Miami, FL             R                20,187,000                   -         -
Miami Gardens             Miami, FL             R                         -             400,000   12% (7)
Pointe*Orlando (3,8)      Orlando, FL           R                26,335,000                   -         -
Meadows Tampa             Tampa, FL             R                         -              91,000   12% (7)
The Centre at Preston
Ridge (3,6)               Frisco, TX            R                 1,735,000                   -         -
Springtown                Springtown, TX        L                   267,000                   -         -
Taylorsville              Salt Lake City, UT    L                 1,877,000                   -         -
Valley Fair Apartments    W. Valley City, UT    A                   750,000                   -         -
Lovingston                Lovingston, VA        R                         -             983,000   12% (7)
Broad Street              Richmond, VA          R                         -           6,632,000   12%
Cottonwood                Varina, VA            R                         -             686,000   12%
Atrium Media Tower        Toronto, Canada       M                         -           2,326,000   10%
Other                                                                                 1,214,000   -
                                                       =====================  ==================
                                               TOTAL    $        52,680,000   $      33,394,000
                                                       =====================  ==================

------------------------------------------------------------------------------------------------
                                NEW PLAN EXCEL REALTY TRUST, INC.
------------------------------------------------------------------------------------------------
                                                                    NXL's Investment
                                                       -----------------------------------------
                                                                    Notes Receivable
                                             Property  -----------------------------------------
Project                   Location             Type           Amount            Interest Rate
------------------------  --------------     --------  ---------------------  ------------------
Atrium on Bay             Toronto, Canada      O/R     $         11,097,000                 10%
Arapahoe Crossings        Aurora, CO            R                10,300,000                 12%
Superior Towne Center     Superior, CO          R                24,044,000                 12%
                                                       =====================
                                               TOTAL   $         45,441,000
                                                       =====================

---------------------------------------------------------------------------------------------------------------------------
                                       ERT DEVELOPMENT CORPORATION
---------------------------------------------------------------------------------------------------------------------------
       Construction
---------------------------
Expected     Percent        Approximate     Percent
Start Date   Complete       GLA or Area     Leased        Anchor Tenants
-----------  -------------  -------------   ----------    -----------------------------------------------------------------
Started        90%           310,000 (9)          90%     Circuit City, Staples, Costco (NAP), Kmart (NAP), Target (NAP)
Started        97%           248,000 (9)          96%     Circuit City, Home Express, Office Max, Wal-Mart (NAP)
TBD             0%            23.7 acres           0%     -
TBD             0%               109,273          62%     Motor Sports, Stein Mart
Started         5%               110,261          46%     Stein Mart
Late 2000       0%               993,773          45%     Home Depot, Marshalls, Service Merchandise
Complete       100%               11,200         100%     Eckerd
Started        92%               457,666          81%     Disney, FAO Schwarz, Foot Locker, Muvico
Complete       100%               11,200         100%     Eckerd
Started        10%             126 acres          50%     Best Buy, Dress Barn, Drug Emporium, DSW Shoe Warehouse,
                                                          Famous Footwear, Linens 'N Things, Marshalls, Old Navy, PetsMart,
                                                          Ross Dress for Less, Staples, Ulta3, Target (NAP)
N/A            N/A                1 acre          N/A     -
N/A            N/A             6.3 acres          N/A     -
Complete       100%             16 units          81%     -
Complete       100%               42,500          94%     Family Dollar Store, Food Lion
Complete       100%              136,000          95%     Comp USA, Office Max
Complete       100%               40,125          96%     Food Lion, Movie Time Video
N/A            N/A                   N/A          N/A     N/A
-               -                      -            -     WAM Office Building, Credit Lines

--------------------------------------------------------------------------------------------------------------------
                                NEW PLAN EXCEL REALTY TRUST, INC.
--------------------------------------------------------------------------------------------------------------------
    Construction
----------------------
Expected     Percent        Approximate     Percent
Start Date   Complete           GLA         Leased        Anchor Tenants
-----------  -------------  -------------   ----------    ----------------------------------------------------------
Complete       100%            1,050,071          86%     CIBC
Started        80%           463,000 (9)          69%     King Soopers, Kohl's, Mann Theaters, Marshalls, Office Max
Started        39%           290,000 (9)          23%     Office Max, TJ Maxx, Costco (NAP), Target (NAP)


(1) Property Type
A - Apartments      R - Retail     L - Land     M - Media tower     O - Office
(2) Amounts are reflected in ERT Development Corporation's balance sheet as part of Real estate and other assets, net of depreciation.
(3) The Company guaranteed notes on these properties.
(4) Redevelopment of an existing, operating property.
(5) Participating loans.
(6) JV owns an additional 50 acres of land to be developed.
(7) Interest stopped accruing effective January 1, 2000.
(8) 100% owned by ERT Development Corporation.
(9) Represents GLA owned after pad sales.
NAP - Not a part (Anchor tenant not owned)
The above does not purport to disclose all items required under GAAP.
The Company's 10-K for the year ended December 31, 1999 and 10-Q for the quarter ended March 31, 2000 should be read in conjunction with the above information.

NEW PLAN EXCEL REALTY TRUST, INC.
SUPPLEMENTAL DISCLOSURE - QUARTER ENDED MARCH 31, 2000
--------------------------------------------------------------------------------
SUBSTANTIAL REDEVELOPMENT PROJECTS                                       PAGE 14

                                Property                               Year          Year
Property Name                   Type (1)  Location                     Built         Acquired    Description
------------------------       ---------  ----------------------    ------------    ----------  ------------------------
Charlestown                      A        Louisville, KY               1970          1993        Exterior rehabilitation
Northgate                        A        Columbus, OH                 1970          1998        Exterior rehabilitation
Eastgreen On The Commons         A        Reynoldsburg, OH           1971, 82        1998        Exterior rehabilitation

     Construction
------------------------
                Percent       # of       Percent
Start Date      Complete      Units      Leased
-----------     ---------    --------    -------
March 1999        95%          244        92%
March 1999        90%          316        86%
March 1999        95%          360        91%
                             ========
                   TOTAL       920
                             ========

(1) Property Type
A - Apartments
The above does not purport to disclose all items required under GAAP.
The Company's 10-K for the year ended December 31, 1999 and 10-Q for the quarter ended March 31, 2000 should be read in conjunction with the above information.

NEW PLAN EXCEL REALTY TRUST, INC.
SUPPLEMENTAL DISCLOSURE - QUARTER ENDED MARCH 31, 2000
--------------------------------------------------------------------------------
PROPERTY TYPE SUMMARY                                                    PAGE 15

                                                                               Gross Leasable Area
                                                                 ------------------------------------------------
                                                   # of                               Percent        Leased
                                                Properties              GLA           Leased           GLA
                                             -----------------   ------------------   -------  ------------------
RETAIL PORTFOLIO (1)
Shopping Centers                                   237                 34,793,767        92%          32,048,800
Single Tenant Properties                            59                  1,717,436        91%           1,558,861

COMMERCIAL PROPERTIES                                7                    165,077        98%             161,181

TOTAL RETAIL PORTFOLIO
AND COMMERCIAL PROPERTIES                    -----------------   ------------------   -------  ------------------
                                                   303                 36,676,280        92%          33,768,842
                                             =================   ==================   =======  ==================
                                                   # of                # of           Percent       Leased
                                               Communities             Units          Leased         Units
                                             -----------------   ------------------   -------  ------------------
GARDEN APARTMENT COMMUNITIES                        53                12,558             91%         11,416
                                             =================
TOTAL PORTFOLIO                                    356

             Annual Base
       Rental Income (ABR)                 Net Operating Income (NOI)
-----------------------------------   -------------------------------------
                         Percent of                           Percent of
                          Company                              Company
       Amount               ABR             Amount               NOI
---------------------   -----------   -------------------   ---------------
    $    250,038,022      73.1%          $    57,562,934        83.8%
          10,379,697       3.0%                2,393,377         3.5%

           1,918,135       0.6%                  372,639         0.5%
---------------------   -----------   -------------------   ---------------
    $    262,335,854      76.7%          $    60,328,950        87.9%
=====================   ===========   ===================   ===============
           Annual Base
       Rental Income (ABR)                 Net Operating Income (NOI)
-----------------------------------   -------------------------------------
                         Percent of                           Percent of
                         Company                               Company
       Amount              ABR              Amount               NOI
---------------------   -----------   -------------------   ---------------
    $     79,552,308       23.3%          $    8,336,521         12.1%
---------------------   -----------   -------------------   ---------------
    $    341,888,162      100.0%          $   68,665,471        100.0%
=====================   ===========   ===================   ===============

(1) Does not include Clearwater Mall (679,661 square feet), a property with redevelopment plans under reevaluation.
The above does not purport to disclose all items required under GAAP.
The Company's 10-K for the year ended December 31, 1999 and 10-Q for the quarter ended March 31, 2000 should be read in conjunction with the above information.

NEW PLAN EXCEL REALTY TRUST, INC.
SUPPLEMENTAL DISCLOSURE - QUARTER ENDED MARCH 31, 2000
--------------------------------------------------------------------------------
PROPERTIES BY STATE / REGION                                             PAGE 16

------------------------------------------------------------------------------  ----------------------------------------------------
                   RETAIL PORTFOLIO AND COMMERCIAL PROPERTIES (1)                                   APARTMENTS
------------------------------------------------------------------------------  ----------------------------------------------------
                                                                  Percent of                                             Percent of
                                                     Gross         Scheduled                               Total         Scheduled
                       Number of     Percent       Leasable       Annual Base     Number of  Percent     Number of      Annual Base
State                 Properties     Leased          Area        Rental Income   Properties  Leased        Units       Rental Income
----------            ------------  ---------  ---------------  --------------  -----------  ----------  -----------   -------------
Alabama                    7          99%          760,014           1.7%           9          94%          2,269           16.7%
Arizona                   12          95%         1,107,370          3.6%
Arkansas                   2          100%         105,459           0.2%
California                17          92%         2,504,446          10.2%
Colorado                   2          100%         352,156           1.6%
Delaware                   2          88%          243,686           0.4%           2          88%           303             2.4%
Florida                   18          93%         2,693,480          7.6%           2          96%           539             5.2%
Georgia                   34          91%         3,097,545          7.0%           2          95%           420             3.3%
Illinois                  10          98%         1,226,636          4.2%
Indiana                   14          92%          965,972           2.0%           3          84%           893             6.6%
Iowa                       5          92%          604,896           1.3%
Kentucky                   9          94%         1,456,230          3.4%           4          91%           783             6.7%
Louisiana                  2          99%          261,518           0.6%           3          89%          1,244            9.5%
Maryland                   3          76%          380,529           0.9%
Michigan                  13          90%         2,122,220          6.0%
Minnesota                  3          99%           85,898           0.5%
Missouri                   4          85%          726,676           3.9%           1          90%           309             2.6%
Nebraska                   3          100%          70,513           0.2%
Nevada                     3          98%          587,386           2.0%
New Jersey                10          96%         1,193,236          4.4%
New York                  26          85%         3,440,210          7.6%           2          94%           308             2.1%
North Carolina            17          94%         1,801,132          4.0%           2          93%           463             4.6%
Ohio                      22          89%         3,181,126          7.0%           7          87%          1,601           13.5%
Oklahoma                   1          100%          45,510           0.1%
Pennsylvania              20          94%         2,287,457          6.7%           1          98%           130             1.1%
South Carolina             5          96%          376,324           1.1%           4          93%           816             6.2%
Tennessee                 16          95%         1,874,187          4.7%          11          91%          2,480           19.4%
Texas                      7          100%         500,985           1.5%
Utah                       1          100%         587,550           1.2%
Virginia                  12          90%         1,680,995          3.7%
West Virginia              3          94%          354,938           0.8%
                      ------------  ---------  ---------------  --------------  ----------   ----------  -----------     -----------
                          303         92%         36,676,280         100%          53          91%          12,558         100.0%
                      ============  =========  ===============  ==============  ==========   ==========  ===========     ===========
------------------------------------------------------------------------------  ----------------------------------------------------
                   RETAIL PORTFOLIO AND COMMERCIAL PROPERTIES (1)                                   APARTMENTS
------------------------------------------------------------------------------  ----------------------------------------------------
Region
----------
East                     107          91%        13,214,737          33.0%         15          92%          2,803           23.1%
Midwest                   74          91%         8,983,937          25.0%         11          87%          2,803           22.8%
South                     87          94%         9,338,698          23.4%         27          92%          6,952           54.1%
West                      35          95%         5,138,908          18.6%          0           -             0              0.0%
                      ------------  ---------  -----------------  ------------  ----------   ----------  -----------     -----------
                          303         92%         36,676,280         100%          53          91%          12,558           100%
                      ============  =========  =================  ============  ==========   ==========  ===========     ===========

(1) Does not include Clearwater Mall (679,661 square feet), a property with redevelopment plans under reevaluation.
The above does not purport to disclose all items required under GAAP.
The Company's 10-K for the year ended December 31, 1999 and 10-Q for the quarter ended March 31, 2000 should be read in conjunction with the above information.

NEW PLAN EXCEL REALTY TRUST, INC.
SUPPLEMENTAL DISCLOSURE - QUARTER ENDED MARCH 31, 2000
--------------------------------------------------------------------------------
SAME PROPERTY NOI ANALYSIS                                               PAGE 17
(IN THOUSANDS, EXCEPT PROPERTY STATISTICS)

                                                                              Three Months Ended
                                                                    ---------------------------------------       Percent
                                                                       3/31/2000             3/31/1999            Change
                                                                    -----------------    ------------------    -------------
ANALYSIS SPECIFIC PROPERTY STATISTICS:
Number of properties included in analysis
    Retail portfolio and commercial properties                                   293                   293
    Garden apartment communities                                                  42                    42
                                                                    -----------------    ------------------
                                                                                 335                   335
Retail portfolio and commercial properties
    Gross leasable area                                                   34,991,000            34,991,000
    Percent leased                                                               92%                   92%         0.0%

Garden apartment communities
    Number of units                                                            9,755                 9,755
    Percent leased                                                               91%                   91%         0.0%

NEW PLAN EXCEL REALTY TRUST:
Property revenues                                                     $       93,513        $       93,425         0.1%
Property operating expenses                                                   29,090                29,686        -2.0%
                                                                    -----------------    ------------------    -------------
    SAME PROPERTY NOI (GAAP BASIS)                                    $       64,423        $       63,739         1.1%
                                                                    =================    ==================    =============
Operating margin (GAAP basis)                                                  68.9%                 68.2%         0.7%
Straight-line rent adjustment                                                    691                   985        -29.8%
                                                                    -----------------    ------------------    -------------
    SAME PROPERTY NOI                                                 $       63,732        $       62,754         1.6%
                                                                    =================    ==================    =============
Operating margin                                                               68.2%                 67.2%         1.0%
RETAIL PORTFOLIO AND COMMERCIAL PROPERTIES:
Property revenues                                                     $       79,102        $       79,087         0.0%
Property operating expenses                                                   21,479                22,370        -4.0%
                                                                    -----------------    ------------------    -------------
    SAME PROPERTY NOI (GAAP BASIS)                                    $       57,623        $       56,717         1.6%
                                                                    =================    ==================    =============
Operating margin (GAAP basis)                                                  72.8%                 71.7%         1.1%
Straight-line rent adjustment                                                    691                   985        -29.8%
                                                                    -----------------    ------------------    -------------
    SAME PROPERTY NOI                                                 $       56,932        $       55,732         2.2%
                                                                    =================    ==================    =============
Operating margin                                                               72.0%                 70.5%         1.5%

GARDEN APARTMENT COMMUNITIES:
Property revenues                                                     $       14,411        $       14,338         0.5%
Property operating expenses                                                    7,611                 7,316         4.0%
                                                                    -----------------    ------------------    -------------
    SAME PROPERTY NOI (GAAP BASIS)                                    $        6,800        $        7,022        -3.2%
                                                                    =================    ==================    =============
Operating margin (GAAP basis)                                                  47.2%                 49.0%        -1.8%
Straight-line rent adjustment                                                      -                     -         0.0%
                                                                    -----------------    ------------------    -------------
    SAME PROPERTY NOI                                                 $        6,800        $        7,022        -3.2%
                                                                    =================    ==================    =============
Operating margin                                                               47.2%                 49.0%        -1.8%

NOI is defined as Property revenues less Property operating expenses, excluding depreciation and amortization and interest expense. Same store is defined as properties owned in the first quarter this year and in the first quarter last year, exclusive of properties that have undergone expansion and redevelopment. Only properties owned for both full periods are included.
Analysis excludes Clearwater and Valley Fair Malls.
The above does not purport to disclose all items required under GAAP.
The Company's 10-K for the year ended December 31, 1999 and 10-Q for the quarter ended March 31, 2000 should be read in conjunction with the above information.

NEW PLAN EXCEL REALTY TRUST, INC.
SUPPLEMENTAL DISCLOSURE - QUARTER ENDED MARCH 31, 2000
--------------------------------------------------------------------------------
TOP TEN TENANTS                                                          PAGE 18

                                                                                                                 ABR as a
                                            Number of                                    Annual              Percentage of Total
        Tenant                               Leases                 GLA                 Base Rent              Portfolio ABR
        ----------------------------     ----------------     ----------------      ------------------      ---------------------
      1 Kmart Corporation                      43               3,885,863             $ 17,591,701                  5.1%
      2 Wal-Mart Stores                        27               2,881,411               12,534,233                  3.7%
      3 The Kroger Co.                         26               1,273,923                8,588,951                  2.5%
      4 Winn-Dixie Stores                      18                 804,556                5,055,437                  1.5%
      5 Ahold USA (1)                          14                 674,566                4,875,403                  1.4%
      6 The TJX Companies (2)                  17                 525,614                3,497,230                  1.0%
      7 Food Lion                              17                 507,747                3,322,991                  1.0%
      8 Albertson's (3)                        16                 568,321                2,697,226                  0.8%
      9 J.C. Penney Company (4)                28                 582,338                2,515,190                  0.7%
     10 Publix Super Markets                    8                 423,388                2,500,903                  0.7%
                                         ----------------     ----------------      ------------------      -------------------
                                              214              12,127,727             $ 63,179,265                 18.5%
                                         ================     ================      ==================      ===================

(1) Includes BI-LO, Edwards Super Foods, Giant Food Stores, Stop & Shop and Tops Markets.
(2) Includes T.J. Maxx and Marshalls.
(3) Includes Albertson's, Acme Markets, Eagle Food and Lucky stores.
(4) Includes JC Penney and Eckerd Drugstores.
The above does not purport to disclose all items required under GAAP.
The Company's 10-K for the year ended December 31, 1999 and 10-Q for the quarter ended March 31, 2000 should be read in conjunction with the above information.

NEW PLAN EXCEL REALTY TRUST, INC.
SUPPLEMENTAL DISCLOSURE - QUARTER ENDED MARCH 31, 2000
--------------------------------------------------------------------------------
NEW LEASE SUMMARY                                                        PAGE 19

NEW LEASE SUMMARY                                                    Total New
                              Number              GLA                   ABR
                          ---------------   ----------------   -----------------
      1Q 2000                   97              214,730             $ 2,591,102
          psf                                                             12.07

RENEWAL LEASE SUMMARY

                                            Total Former     Total New      Increase/(Decrease)
                      Number       GLA          ABR             ABR       Total Dollar    Percent
                  ------------  ---------- -------------  -------------   ------------   ---------
      1Q 2000          114       657,377    $ 4,561,317    $ 4,830,226     $ 268,909        5.9%
          psf                                      6.94           7.35          0.41

Renewal leases include expiring existing leases renewed with the same tenant and the exercise of options. All other leases are categorized as new.
Data includes leases that have commenced and are in force as of March 31, 2000. Does not include Clearwater Mall (679,661 square feet), a property with redevelopment plans under reevaluation, or apartments.
The above does not purport to disclose all items required under GAAP.
The Company's 10-K for the year ended December 31, 1999 and 10-Q for the quarter ended March 31, 2000 should be read in conjunction with the above information.

NEW PLAN EXCEL REALTY TRUST, INC.
SUPPLEMENTAL DISCLOSURE - QUARTER ENDED MARCH 31, 2000
--------------------------------------------------------------------------------
LEASE EXPIRATION SCHEDULE                                               PAGE 20

            Number of        Leased      Percent of       ABR           Percent of
         Leases Expiring      GLA           GLA         per Foot        Total ABR
         ---------------   ---------     ----------    ----------     -------------
2000           857         3,534,301      10.47%       $     7.47         10.06%
2001           738         2,978,643       8.82%             9.66         10.97%
2002           707         3,140,421       9.30%             8.87         10.61%
2003           501         2,950,957       8.74%             8.16          9.18%
2004           402         2,376,424       7.04%             8.86          8.02%
2005           197         2,126,116       6.30%             6.76          5.48%
2006           126         1,333,941       3.95%             8.34          4.24%
2007            95         1,226,374       3.63%             9.00          4.21%
2008            84         1,197,236       3.55%             8.15          3.72%
2009            81         1,944,226       5.76%             6.38          4.73%
2010+          253        10,960,203      32.46%             6.89         28.78%
         -------------    ----------     -------        ----------     ------------
              4,041       33,768,842      100.0%        $    7.77         100.0%
         =============    ==========     =======        ==========     ============


Does not assume exercise of renewal options.
Does not include Clearwater Mall (679,661 square feet), a property with redevelopment plans under reevaluation, or apartments.
The above does not purport to disclose all items required under GAAP.
The Company's 10-K for the year ended December 31, 1999 and 10-Q for the quarter ended March 31, 2000 should be read in conjunction with the above information.

NEW PLAN EXCEL REALTY TRUST, INC.
SUPPLEMENTAL DISCLOSURE - QUARTER ENDED MARCH 31, 2000
--------------------------------------------------------------------------------
PROPERTY PORTFOLIO                                                       PAGE 21


                                                              Year      Acquired                   Percent
   Property Name                   City             State     Built       Date          GLA       Leased (1)
   -----------------------------   --------------   -----   --------    --------     ---------   ------------

   RETAIL PORTFOLIO

   SHOPPING CENTERS

 1 Cloverdale Village              Florence          AL       1986      10/27/94       59,407        94%
 2 Riverview Plaza                 Gadsden           AL       1990      10/12/95      147,621       100%
 3 Grant Mills Station             Irondale          AL       1991      07/01/98      226,837        96%
 4 Payton Park                     Sylacauga         AL       1995      07/01/98      231,820       100%
 5 Glendale Galleria               Glendale          AZ      1989-91    08/01/97      119,460        94%
 6 Kmart Plaza                     Mesa              AZ       1970      12/28/90      182,581       100%
 7 SunValley Plaza                 Mesa              AZ       1981      05/31/94      107,089        92%
 8 Southern Village Mesa           Mesa              AZ      1986-97    08/01/97       84,160        98%
 9 Metro Marketplace               Phoenix           AZ       1988      06/21/91      251,175        83%
10 Northmall Centre                Tucson            AZ      1995-96    12/31/96      168,719       100%
11 Bakersfield Plaza               Bakersfield       CA       1970      06/20/97      213,372        96%
12 Factory Merchants - Barstow     Barstow           CA       1989      11/01/93      333,512        83%
13 Sony/Kinko                      Burbank           CA       1988      05/01/89       14,176       100%
14 Carmen Plaza                    Camarillo         CA       1971      06/20/97      129,054        78%
15 Coachella Plaza                 Coachella         CA       1991      06/20/97       11,182       100%
16 Cudahy Plaza                    Cudahy            CA       1968      06/20/97      138,430       100%
17 Broadway Faire                  Fresno            CA       1995      04/09/97       60,383       100%
18 Arbor Faire                     Fresno            CA       1993      04/09/97      199,986        78%
19 Briggsmore Plaza                Modesto           CA       1974      06/20/97      100,681        82%
20 Montebello Plaza                Montebello        CA       1974      06/20/97      286,890        95%
21 Metro 580 Shopping Center       Pleasanton        CA      1995-96    09/15/97      174,584       100%
22 Rose Pavilion Shopping Center   Pleasanton        CA       1987      02/27/98      292,902        97%
23 Bristol Plaza                   Santa Ana         CA       1972      06/20/97      112,379       100%
24 San Dimas Plaza                 San Dimas         CA       1986      10/07/97      119,157        96%
25 Vail Ranch Center               Temecula          CA       1997      12/31/97       99,204       100%
26 Paradise Plaza                  Paradise          CA       1979      06/20/97      198,562        96%
27 Westminster City Center         Westminster       CO       1996      12/16/97      339,600       100%
28 Rodney Village                  Dover             DE       1959      01/01/69      213,686        87%
29 Brooksville Square              Brooksville       FL       1987      03/28/94       95,066        88%
30 Northgate S.C.                  Deland            FL       1993      06/30/93      186,396       100%
31 Regency Park                    Jacksonville      FL       1985      06/16/97      327,710        92%
32 Eastgate S.C.                   Lakewales         FL       1994      05/20/94      102,161       100%
33 Leesburg Square                 Leesburg          FL       1986      12/23/92       91,682        96%
34 Miami Gardens                   Miami             FL       1996      10/06/97      245,119       100%
35 Freedom Square                  Naples            FL       1995      10/06/97      211,839        90%
36 Presidential West               N. Lauderdale     FL       1977      04/18/97       21,035        80%
37 Presidential Plaza              N. Lauderdale     FL       1977      04/18/97       67,269        88%



                                                              Anchor Tenant
   Property Name                      Anchor Tenant            Not Owned
   -----------------------------      ---------------------   -------------

   RETAIL PORTFOLIO

   SHOPPING CENTERS
 1 Cloverdale Village                 Winn-Dixie
 2 Riverview Plaza                    Wal-Mart
 3 Grant Mills Station                Wal-Mart
 4 Payton Park                        Wal-Mart
 5 Glendale Galleria                  Food 4 Less
 6 Kmart Plaza                        Kmart
 7 SunValley Plaza                    ABCO
 8 Southern Village Mesa              Megafoods
 9 Metro Marketplace                  Toys R' Us
10 Northmall Centre                   Stein Mart
11 Bakersfield Plaza                  Von's                   Mervyn's
12 Factory Merchants - Barstow        Polo
13 Sony/Kinko                         Sony
14 Carmen Plaza                       Sav-on Drug             Miller's Outpost
15 Coachella Plaza                    Payless ShoeSource      Kmart
16 Cudahy Plaza                       Kmart
17 Broadway Faire                     United Artists
18 Arbor Faire                        Home Depot
19 Briggsmore Plaza                   MacFrugals              Montgomery Ward
20 Montebello Plaza                   Albertson's
21 Metro 580 Shopping Center          Linens N Things
22 Rose Pavilion Shopping Center      Macy's Furniture
23 Bristol Plaza                      Lucky
24 San Dimas Plaza                    T.J. Maxx
25 Vail Ranch Center                  Albertson's
26 Paradise Plaza                     Kmart
27 Westminster City Center            Circuit City
28 Rodney Village                     Farm Fresh
29 Brooksville Square                 Publix
30 Northgate S.C.                     Kmart
31 Regency Park                       Babies R' Us
32 Eastgate S.C.                      Kmart
33 Leesburg Square                    Publix
34 Miami Gardens                      Kmart
35 Freedom Square                     Kmart
36 Presidential West                  Polish American Club
37 Presidential Plaza                 Winn-Dixie Stores

NEW PLAN EXCEL REALTY TRUST, INC.
SUPPLEMENTAL DISCLOSURE - QUARTER ENDED MARCH 31, 2000
--------------------------------------------------------------------------------
PROPERTY PORTFOLIO                                                       PAGE 22

                                                                       Year       Acquired                   Percent
   Property Name                     City                    State     Built        Date         GLA        Leased (1)
   -------------------------------   ---------------------   -----   ---------   ----------   ----------   ------------
38 Southgate                         New Port Ritchie         FL       1966       08/27/97      262,910         72%
39 Colonial Marketplace              Orlando                  FL      1979,86     04/01/98      128,823        100%
40 23rd Street Plaza                 Panama City              FL       1986       07/01/98       99,756        100%
41 Riverwood                         Port Orange              FL      1984,96     09/05/97       93,506         99%
42 Seminole Plaza                    Seminole                 FL       1964       06/11/98      144,011         94%
43 St. Augustine Outlet Center       St. Augustine            FL       1991       03/01/92      334,795         92%
44 Rutland Plaza                     St. Petersburg           FL       1964       11/01/96      149,811         95%
45 Albany Plaza                      Albany                   GA       1968       05/12/94      114,183        100%
46 Southgate Plaza                   Albany                   GA       1969       07/11/90       59,816         80%
47 Eastgate Plaza                    Americus                 GA       1980       07/11/90       44,365        100%
48 Perlis Plaza                      Americus                 GA       1972       07/11/90      165,774         89%
49 Rogers Plaza                      Ashburn                  GA       1974       07/11/90       49,978         83%
50 Sweetwater Village                Austell                  GA       1985       10/27/94       66,197         94%
51 Cedar Plaza                       Cedartown                GA       1994       10/27/94       83,300        100%
52 Cedartown                         Cedartown                GA       1989       01/10/95      107,220         98%
53 Mr. B's                           Cordele                  GA       1968       07/11/90       13,702         72%
54 Cordele Square                    Cordele                  GA       1968       07/11/90      131,327         86%
55 Southgate Plaza                   Cordele                  GA       1969       07/11/90       39,292         94%
56 Habersham Village                 Cornelia                 GA       1985       05/06/92      147,182        100%
57 Habersham Crossing                Cornelia                 GA       1990       03/01/96      161,278        100%
58 Covington Gallery                 Covington                GA       1991       12/30/93      174,857         95%
59 Market Central                    Dalton                   GA       1994       03/31/97       34,000        100%
60 Northside Plaza                   Dalton                   GA       1990       10/11/95       67,831         98%
61 Midway Village                    Douglasville             GA       1989       05/01/97       73,328         87%
62 Westgate                          Dublin                   GA       1974       07/11/90      189,629         62%
63 Marshalls at Eastlake             Marietta                 GA       1982       10/26/98       55,179         96%
64 New Chastain Corners              Marietta                 GA       1990       07/17/97      108,379         97%
65 Pavilions at Eastlake             Marietta                 GA       1986       03/01/99      160,725         95%
66 Village at Southlake              Morrow                   GA       1983       04/13/98       53,390        100%
67 Perry Marketplace                 Perry                    GA       1992       12/30/92      179,973         99%
68 Creekwood                         Rex                      GA       1990       05/01/97       69,778        100%
69 Shops of Riverdale                Riverdale                GA       1995       02/15/96       34,255         90%
70 Victory Square                    Savannah                 GA       1986       07/02/92      168,514         98%
71 Eisenhower Square                 Savannah                 GA       1985       07/16/97      125,120         97%
72 Wisteria Village                  Snellville               GA       1985       10/11/95      164,646         98%
73 University Commons                Statesboro               GA       1994       07/24/96       59,814        100%
74 Tift-Town                         Tifton                   GA       1965       07/11/90       61,218         66%
75 Westgate                          Tifton                   GA       1980       07/11/90       16,307         92%
76 Haymarket Mall                    Des Moines               IA      1968,79     05/12/95      234,163         90%
77 Haymarket Square                  Des Moines               IA      1971,79     05/12/95      266,525         90%
78 Southfield Plaza                  Bridgeview               IL       1958       12/03/96      198,436        100%


                                                                     Anchor Tenant
   Property Name                        Anchor Tenant                Not Owned
   -------------------------------      -------------------------    --------------
38 Southgate                            Publix
39 Colonial Marketplace                 Service Merchandise
40 23rd Street Plaza                    Publix
41 Riverwood                            Winn-Dixie Stores
42 Seminole Plaza                       Roberd's, T.J. Maxx
43 St. Augustine Outlet Center          West Point
44 Rutland Plaza                        Winn-Dixie Stores
45 Albany Plaza                         Food Lion
46 Southgate Plaza                      Bargin Town
47 Eastgate Plaza                       Winn-Dixie Stores
48 Perlis Plaza                         Piggly Wiggly, Belk's
49 Rogers Plaza                         Piggly Wiggly
50 Sweetwater Village                   Winn-Dixie Stores
51 Cedar Plaza                          Kroger
52 Cedartown                            Wal-Mart
53 Mr. B's                              Fitness Lady
54 Cordele Square                       Piggly Wiggly, Belk's
55 Southgate Plaza                      Fred's
56 Habersham Village                    Kmart
57 Habersham Crossing                   Wal-Mart
58 Covington Gallery                    Kmart
59 Market Central                       Cato                         Wal-Mart
60 Northside Plaza                      BI-LO
61 Midway Village                       Winn-Dixie Stores
62 Westgate                             Food Max
63 Marshalls at Eastlake                Marshalls
64 New Chastain Corners                 Kroger
65 Pavilions at Eastlake                Kroger
66 Village at Southlake                 Marshalls
67 Perry Marketplace                    Kmart
68 Creekwood                            Winn-Dixie Stores
69 Shops of Riverdale                   Fashion Bug                  Wal-Mart
70 Victory Square                       Scotty's
71 Eisenhower Square                    Food Lion, Cinema
72 Wisteria Village                     Kmart
73 University Commons                   Publix
74 Tift-Town                            Beall's Outlet
75 Westgate                             Advance Stores
76 Haymarket Mall                       Hobby Lobby
77 Haymarket Square                     Dahl's Food
78 Southfield Plaza                     Dominick's Food

NEW PLAN EXCEL REALTY TRUST, INC.
SUPPLEMENTAL DISCLOSURE - QUARTER ENDED MARCH 31, 2000
-------------------------------------------------------------------------------
PROPERTY PORTFOLIO                                                      PAGE 23

                                                                                                   Year                Acquired
       Property Name                                    City                       State          Built                  Date
       ----------------------------------------------   --------------------       -----         ---------          -------------
    79 King City Square                                 Mt. Vernon                  IL             1994                07/01/98
    80 Westridge Court                                  Naperville                  IL             1990                07/18/97
    81 Tinley Park Plaza                                Tinley Park                 IL             1973                09/20/95
    82 Columbus Center                                  Columbus                    IN             1964                12/01/88
    83 Jasper Manor                                     Jasper                      IN             1990                02/18/92
    84 Valley View Plaza                                Marion                      IN             1989                03/28/94
    85 Town Fair                                        Princeton                   IN             1991                02/09/93
    86 Wabash Valley Plaza                              Terre Haute                 IN             1989                03/28/94
    87 Wabash Crossing                                  Wabash                      IN             1988                12/16/93
    88 Woodland Plaza                                   Warsaw                      IN             1989                03/28/94
    89 Green River                                      Campbellsville              KY             1989                03/08/96
    90 Kmart Plaza                                      Elizabethtown               KY             1992                02/04/93
    91 Highland Commons                                 Glasgow                     KY             1992                03/31/93
    92 J*Town Center                                    Jeffersontown               KY             1959                10/21/88
    93 Mist Lake Plaza                                  Lexington                   KY             1993                07/01/98
    94 London Marketplace                               London                      KY             1994                03/17/94
    95 Picadilly Square                                 Louisville                  KY             1973                04/25/89
    96 Eastgate                                         Middletown                  KY             1987                11/10/93
    97 Lexington Road Plaza                             Versailles                  KY             1994                04/28/94
    98 Lagniappe Village Shopping Center                New Iberia                  LA             1990                07/01/98
    99 Liberty Plaza                                    Randallstown                MD             1962                05/12/95
   100 Rising Sun Towne Centre                          Rising Sun                  MD             1998                06/04/99
   101 Fruitland Plaza (2)                              Salisbury                   MD             1973                05/14/86
   102 Maple Village                                    Ann Arbor                   MI             1965                10/14/94
   103 Farmington Crossroads                            Farmington                  MI             1986                12/11/95
   104 Delta Center                                     Lansing                     MI             1985                12/12/95
   105 Hampton Village Centre                           Rochester Hills             MI             1990                12/12/95
   106 Fashion Corner                                   Saginaw                     MI             1986                12/12/95
   107 Hall Road Crossing                               Shelby                      MI             1985                12/12/95
   108 Southfield Shopping Center                       Southfield                  MI           1969-70               02/12/98
   109 Delco Center                                     Sterling Heights            MI           1970,73               11/14/96
   110 Westland Crossing                                Westland                    MI             1986                11/16/99
   111 Washtenaw Fountain Plaza                         Ypsilanti                   MI             1989                10/05/92
   112 Roundtree Place                                  Ypsilanti                   MI             1992                07/01/98
   113 Factory Merchants - Branson                      Branson                     MO             1988                11/01/93
   114 Factory Outlet Village Osage Beach               Osage Beach                 MO             1987                01/29/93
   115 Stanly County Plaza                              Albermarle                  NC             1988                03/28/94
   116 Village Marketplace                              Asheboro                    NC             1988                04/13/95
   117 Goldsboro Flea Market                            Goldsboro                   NC             1973                05/14/86
   118 Foothills Market                                 Jonesville                  NC             1988                06/05/95
   119 Chapel Square                                    Kannapolis                  NC             1992                12/01/94

                                                                    Percent                                        Anchor Tenant
       Property Name                                   GLA         Leased (1)    Anchor Tenant                     Not Owned
       -------------------------------------------  ----------    ------------   ------------------------------    --------------
    79 King City Square                                94,428         99%        Kroger
    80 Westridge Court                                445,779         96%        Cub Foods
    81 Tinley Park Plaza                              283,470         98%        Walt's Finer Foods, T.J. Maxx
    82 Columbus Center                                270,227         79%        Hills Dept. Store
    83 Jasper Manor                                   194,120         95%        Kmart
    84 Valley View Plaza                               29,974         95%        Hallmark                          Wal-Mart
    85 Town Fair                                      113,939        100%        Kmart
    86 Wabash Valley Plaza                             79,077         92%        Supervalu                         Wal-Mart
    87 Wabash Crossing                                166,992        100%        Kmart
    88 Woodland Plaza                                  31,375         95%        Shoe Show                         Wal-Mart
    89 Green River                                    190,316         95%        Wal-Mart
    90 Kmart Plaza                                    130,466         97%        Kmart
    91 Highland Commons                               130,466        100%        Kmart
    92 J*Town Center                                  186,855         74%        J-Town Bowl
    93 Mist Lake Plaza                                217,292        100%        Wal-Mart
    94 London Marketplace                             169,032        100%        Kmart
    95 Picadilly Square                                96,370         83%        Big Lots
    96 Eastgate                                       152,855         91%        Kroger
    97 Lexington Road Plaza                           182,578        100%        Kmart
    98 Lagniappe Village Shopping Center              220,225         98%        Wal-Mart
    99 Liberty Plaza                                  215,574         89%        Stop & Shop
   100 Rising Sun Towne Centre                         63,360         94%        Giant Food
   101 Fruitland Plaza (2)                            101,595         38%        Food Lion
   102 Maple Village                                  280,521         90%        Kmart
   103 Farmington Crossroads                           84,310         89%        Farmer Jack
   104 Delta Center                                   173,619         78%        Service Merchandise
   105 Hampton Village Centre                         460,268         98%        Farmer Jacks / A & P              Target
   106 Fashion Corner                                 188,877         68%        Best Buy
   107 Hall Road Crossing                             176,466         85%        Gander Mountain
   108 Southfield Shopping Center                     106,948        100%        Farmer Jacks / A & P
   109 Delco Center                                   154,853        100%        Toys R' Us
   110 Westland Crossing                              146,668         81%        Office Depot                      Toys R' Us
   111 Washtenaw Fountain Plaza                       138,103         99%        Kmart
   112 Roundtree Place                                195,413         99%        Wal-Mart
   113 Factory Merchants - Branson                    317,399         75%        Eddie Bauer
   114 Factory Outlet Village Osage Beach             399,964         93%        Polo
   115 Stanly County Plaza                             63,637         89%        Ingles                            Wal-Mart
   116 Village Marketplace                             87,800         74%        Harris-Teeter
   117 Goldsboro Flea Market                           79,579        100%        Goldsboro Flea Market
   118 Foothills Market                                49,630         92%        Food Lion
   119 Chapel Square                                   45,450         94%        Food Lion                         Wal-Mart

NEW PLAN EXCEL REALTY TRUST, INC.
SUPPLEMENTAL DISCLOSURE - QUARTER ENDED MARCH 31, 2000
-------------------------------------------------------------------------------
PROPERTY PORTFOLIO                                                      PAGE 24

                                                                                                   Year                Acquired
       Property Name                                    City                       State          Built                  Date
       ----------------------------------------------   --------------             -----         ---------           ------------
   120 Piney Grove Plaza                                Kernersville                NC             1988                06/05/95
   121 Kinston Pointe                                   Kinston                     NC             1991                07/05/95
   122 Granville Corners                                Oxford                      NC             1991                02/21/96
   123 Roxboro Square                                   Roxboro                     NC             1989                06/05/95
   124 Siler Crossing                                   Siler City                  NC             1988                06/05/95
   125 Crossroads Ctr.                                  Statesville                 NC             1991                02/27/96
   126 Thomasville Crossing                             Thomasville                 NC             1996                04/18/97
   127 Anson Station                                    Wadesboro                   NC             1988                08/23/95
   128 Roanoke Landing                                  Williamston                 NC             1991                01/02/96
   129 Wilson                                           Wilson                      NC             1973                05/14/86
   130 Stratford Commons                                Winston-Salem               NC             1995                12/30/96
   131 Laurel Square                                    Bricktown                   NJ             1973                07/13/92
   132 Hamilton Plaza-Kmart Plaza                       Hamilton                    NJ             1972                05/12/94
   133 Bennetts Mills Plaza                             Jackson                     NJ             1988                09/01/94
   134 Six Flags Factory Outlet                         Jackson Township            NJ             1997                04/30/97
   135 Middletown Plaza                                 Middletown                  NJ             1972                01/01/75
   136 Tinton Falls Plaza                               Tinton Falls                NJ             1953                01/30/98
   137 Dover Park Plaza                                 Yardville                   NJ             2000                01/28/00
   138 Galleria Commons Shopping Center                 Henderson                   NV             1998                06/09/98
   139 Renaissance Center East                          Las Vegas                   NV             1981                10/17/96
   140 Kietzke Center                                   Reno                        NV             1974                06/20/97
   141 University Mall                                  Canton                      NY             1967                01/01/76
   142 Cortlandville                                    Cortland                    NY             1984                08/04/87
   143 Kmart Plaza                                      DeWitt                      NY             1970                08/03/93
   144 D & F Plaza                                      Dunkirk                     NY             1967                01/01/86
   145 Elmira Plaza                                     Elmira                      NY             1976                02/13/89
   146 Pyramid Mall                                     Geneva                      NY             1973                08/03/93
   147 Genesee Valley Shopping Center                   Genesco                     NY             1993                07/01/98
   148 Gloversville                                     Gloversville                NY             1974                12/29/98
   149 McKinley Plaza                                   Hamburg                     NY             1991                06/14/92
   150 Hornell Plaza Shopping Center                    Hornell                     NY             1995                07/31/98
   151 Cayuga Mall                                      Ithaca                      NY             1969                05/12/89
   152 Shops at Seneca Mall                             Liverpool                   NY             1971                08/03/93
   153 Transit Road Plaza                               Lockport                    NY             1971                08/03/93
   154 Marcy                                            Marcy                       NY             1971                05/14/86
   155 Wallkill Plaza                                   Middletown                  NY             1986                12/12/95
   156 Monroe Shoprite Plaza                            Monroe                      NY             1972                08/01/97
   157 Rockland Plaza                                   Nanuet                      NY             1963                01/01/83
   158 South Plaza                                      Norwich                     NY             1967                04/01/83
   159 Westgate Plaza                                   Oneonta                     NY             1967                01/20/84
   160 Oswego Plaza                                     Oswego                      NY             1966                01/01/77

                                                                 Percent                                        Anchor Tenant
       Property Name                                 GLA        Leased (1)     Anchor Tenant                    Not Owned
       ----------------------------------------  -----------   ------------    ---------------------------      ----------------
   120 Piney Grove Plaza                            49,709         86%         Lowe's Food
   121 Kinston Pointe                              170,170         96%         Wal-Mart
   122 Granville Corners                           136,549         99%         Wal-Mart
   123 Roxboro Square                               98,980        100%         Wal-Mart
   124 Siler Crossing                              132,639         96%         Food Lion
   125 Crossroads Ctr.                             340,189         98%         Wal-Mart
   126 Thomasville Crossing                         78,509         96%         Lowe's Food
   127 Anson Station                               130,800         92%         Wal-Mart
   128 Roanoke Landing                             156,561         99%         Wal-Mart
   129 Wilson                                      104,982         76%         Wilson Flea Market
   130 Stratford Commons                            72,308        100%         Office Max
   131 Laurel Square                               246,235         98%         Kmart
   132 Hamilton Plaza-Kmart Plaza                  149,060        100%         Kmart
   133 Bennetts Mills Plaza                        115,238         93%         Edwards Food / Ahold
   134 Six Flags Factory Outlet                    290,370         95%         Gap, Nike
   135 Middletown Plaza                            125,558         85%         Shoprite
   136 Tinton Falls Plaza                          100,582        100%         Burlington Coat Factory          A & P
   137 Dover Park Plaza                             59,641        100%         Acme Markets, CVS
   138 Galleria Commons Shopping Center            276,458        100%         Home Base
   139 Renaissance Center East                     145,578         94%         Lucky
   140 Kietzke Center                              165,350         97%         Mervyn's
   141 University Mall                              78,738         75%         Ames Dept. Stores
   142 Cortlandville                               100,300         95%         Ames Dept. Store
   143 Kmart Plaza                                 115,500        100%         Kmart
   144 D & F Plaza                                 191,732         82%         Quality Markets
   145 Elmira Plaza                                 54,400         0%          Tops Markets
   146 Pyramid Mall                                233,137         81%         Kmart
   147 Genesee Valley Shopping Center              204,609        100%         Wal-Mart
   148 Gloversville                                 45,012        100%         Eckerd Drugstores
   149 McKinley Plaza                               92,782         95%         T.J. Maxx
   150 Hornell Plaza Shopping Center               253,813         98%         Wal-Mart
   151 Cayuga Mall                                 205,526         95%         Zayre
   152 Shops at Seneca Mall                        237,202         92%         Kmart
   153 Transit Road Plaza                          138,119        100%         Kmart
   154 Marcy                                       123,380         2%          U.S. Postal Service
   155 Wallkill Plaza                              203,234         99%         Bradlee's
   156 Monroe Shoprite Plaza                       122,394        100%         Shoprite
   157 Rockland Plaza                              248,067         97%         Marshalls
   158 South Plaza                                 143,665         78%         Ames Dept. Stores
   159 Westgate Plaza                               71,952         97%         Ames Dept. Stores
   160 Oswego Plaza                                128,087         97%         JC Penney

NEW PLAN EXCEL REALTY TRUST, INC.
SUPPLEMENTAL DISCLOSURE - QUARTER ENDED MARCH 31, 2000
-------------------------------------------------------------------------------
PROPERTY PORTFOLIO                                                      PAGE 25

                                                                                                    Year                Acquired
       Property Name                                 City                         State             Built                 Date
       -------------------------------------------   ------------------------   -----------   ------------------      -----------
   161 Price Chopper Plaza                           Rome                           NY              1988                08/03/93
   162 Westgate Manor Plaza                          Rome                           NY              1961                01/01/86
   163 Mohawk Acres                                  Rome                           NY              1965                02/01/84
   164 Northland                                     Watertown                      NY              1962                01/01/73
   165 Harbor Plaza                                  Ashtabula                      OH              1988                02/20/91
   166 Ashland Square                                Ashland                        OH              1990                10/06/93
   167 Belpre Plaza                                  Belpre                         OH              1969                06/08/88
   168 Southwood Plaza                               Bowling Green                  OH              1961                05/16/90
   169 Lakewood Village                              Celina                         OH              1990                03/28/94
   170 Delhi                                         Cincinnati                     OH              1973                05/22/96
   171 Western Village                               Cincinnati                     OH              1960                05/04/94
   172 Brentwood Plaza                               Cincinnati                     OH              1957                05/04/94
   173 Crown Point                                   Columbus                       OH              1980                07/23/98
   174 River Run Centre                              Coshocton                      OH              1992                07/01/98
   175 South Towne Centre                            Dayton                         OH              1972                03/27/92
   176 Heritage Square                               Dover                          OH              1959                08/31/93
   177 Midway Crossing                               Elyria                         OH              1986                12/11/95
   178 Fairfield Center                              Fairfield                      OH              1978                05/01/90
   179 Silver Bridge Plaza                           Gallipolis                     OH              1972                12/28/86
   180 Genoa                                         Genoa                          OH              1987                03/01/91
   181 Parkway Plaza                                 Maumee                         OH              1955                09/06/89
   182 New Boston                                    New Boston                     OH              1991                02/17/93
   183 Market Place                                  Piqua                          OH              1972                11/20/91
   184 Brice Park                                    Reynoldsburg                   OH              1989                03/04/98
   185 Central Ave Market Place                      Toledo                         OH              1968                08/14/90
   186 Greentree                                     Upper Arlington                OH              1974                07/23/98
   187 Bethel Park                                   Bethel Park                    PA              1965                05/14/97
   188 Dillsburg Shopping Center                     Dillsburg                      PA              1994                10/16/96
   189 Market Street Square                          Elizabethtown                  PA              1993                10/06/97
   190 New Garden                                    Kennett Square                 PA              1979                06/20/97
   191 Stone Mill Plaza                              Lancaster                      PA              1988                01/06/94
   192 Crossroads Plaza                              Mt. Pleasant                   PA              1975                11/10/88
   193 Ivyridge                                      Philadelphia                   PA              1963                08/02/95
   194 Roosevelt Mall NE                             Philadelphia                   PA              1964                01/01/64
   195 Roosevelt Mall Annex                          Philadelphia                   PA              1958                04/01/74
   196 Strawbridge's                                 Philadelphia                   PA              1964                01/01/64
   197 St. Mary's Plaza                              St. Mary's                     PA              1970                12/15/94
   198 Northland Center                              State College                  PA              1988                06/25/92
   199 Hampton Square                                Upper South Hampton            PA              1980                12/29/98
   200 Shops at Prospect                             West Hempfield                 PA              1994                07/31/95
   201 York Marketplace                              York                           PA              1955                05/12/95

                                                              Percent                                            Anchor Tenant
       Property Name                             GLA         Leased (1)      Anchor Tenant                       Not Owned
       -----------------------------------   ----------    -------------     -----------------------------       ----------------
   161 Price Chopper Plaza                      78,400         100%          Price Chopper
   162 Westgate Manor Plaza                     65,813          96%          Big Lots
   163 Mohawk Acres                             97,682          64%          Klein's All Sports
   164 Northland                               122,666          77%          Ames Dept. Store
   165 Harbor Plaza                             51,794          84%          Jubilee Foods / Fleming
   166 Ashland Square                          163,168          95%          Wal-Mart
   167 Belpre Plaza                             88,426          96%          Lee Middleton Original Dolls
   168 Southwood Plaza                          82,952          91%          Odd Lots
   169 Lakewood Village                        113,903          98%          Wal-Mart
   170 Delhi                                   166,496          90%          Kroger
   171 Western Village                         138,625         100%          Furrow's Bldg. Materials
   172 Brentwood Plaza                         232,567          65%          Odd Lots
   173 Crown Point                             147,427          90%          Kroger
   174 River Run Centre                         82,957         100%          Wal-Mart
   175 South Towne Centre                      308,719         100%          Kmart
   176 Heritage Square                         232,132          90%          Bag'N'Save
   177 Midway Crossing                         138,675          84%          Dunham's                            Toys R' Us
   178 Fairfield Center                         74,095          92%          Kroger
   179 Silver Bridge Plaza                     145,481          80%          Kroger
   180 Genoa                                    16,500          85%          Rite Aid
   181 Parkway Plaza                           140,021          51%          Seaway Food Town
   182 New Boston                              233,711          98%          Wal-Mart
   183 Market Place                            169,311          85%          Seaway Foodtown
   184 Brice Park                              168,282         100%          Sun TV
   185 Central Ave Market Place                157,383          91%          Hill's
   186 Greentree                               128,501          88%          Kroger
   187 Bethel Park                             224,069          97%          Ames Dept. Store
   188 Dillsburg Shopping Center                68,848         100%          Giant Food
   189 Market Street Square                    169,481         100%          Kmart
   190 New Garden                              148,525          68%          Acme Market
   191 Stone Mill Plaza                         94,493          97%          Giant Food
   192 Crossroads Plaza                        105,602          97%          Quality Stores                      Kmart
   193 Ivyridge                                112,278          77%          Superfresh
   194 Roosevelt Mall NE                       207,603          88%          Discovery Zone
   195 Roosevelt Mall Annex                     35,710         100%          Lenscrafters
   196 Strawbridge's                           313,000         100%          Strawbridge
   197 St. Mary's Plaza                        107,950          99%          BI-LO
   198 Northland Center                        108,241         100%          Giant Food
   199 Hampton Square                           62,933          90%          Acme Market
   200 Shops at Prospect                        63,392          94%          Redner's                            Kmart
   201 York Marketplace                        300,368          99%          Lowe's

NEW PLAN EXCEL REALTY TRUST, INC.
SUPPLEMENTAL DISCLOSURE - QUARTER ENDED MARCH 31, 2000
-------------------------------------------------------------------------------
PROPERTY PORTFOLIO                                                      PAGE 26

                                                                                                 Year           Acquired
       Property Name                                 City                         State          Built            Date
       -------------------------------------------   ------------------------   -----------    --------       -----------
   202 Johnstown Galleria Outparcel                  Richard Twnsp                  PA           1993           07/31/97
   203 Circle Center                                 Hilton Head                    SC           1992           03/24/94
   204 Palmetto Crossroads                           Hilton Head                    SC           1990           10/18/95
   205 Island Plaza                                  James Island                   SC           1994           10/06/97
   206 Remount Village                               N. Charleston                  SC           1996           11/13/96
   207 Congress Crossing                             Athens                         TN           1990           11/10/88
   208 St. Elmo Central                              Chattanooga                    TN           1995           08/06/96
   209 Apison Crossing                               Collegedale                    TN           1997           07/29/97
   210 Saddletree Village Shopping Center            Columbia                       TN           1990           06/15/98
   211 West Towne Square                             Elizabethton                   TN          1970,98         06/09/98
   212 Greeneville Commons                           Greeneville                    TN           1990           03/10/92
   213 Georgetown Square                             Murfreesboro                   TN           1986           09/29/93
   214 Hazel Path                                    Hendersonville                 TN           1989           11/27/95
   215 Kimball Crossing                              Jasper                         TN           1987           11/27/95
   216 Chapman-Ford Crossing                         Knoxville                      TN           1990           12/30/92
   217 Farrar Place Shopping Center                  Manchester                     TN           1989           12/15/95
   218 Madison Street Station                        Shelbyville                    TN           1985           10/11/95
   219 Commerce Central                              Tullahoma                      TN           1995           08/09/96
   220 Merchant's Central                            Winchester                     TN           1997           12/09/97
   221 Bardin Place Center                           Arlington                      TX          1992-93         10/06/97
   222 Irving West                                   Irving                         TX           1987           09/14/93
   223 Valley Fair Mall                              W. Valley City                 UT           1970           12/31/96
   224 Colonial Heights                              Colonial Heights               VA           1972           05/14/86
   225 Factory Merchants Ft. Chiswell                Ft. Chiswell                   VA           1989           11/01/93
   226 Hanover Square                                Mechanicsville                 VA           1991           01/06/93
   227 Victorian Square                              Midlothian                     VA           1991           03/24/94
   228 VA-KY Regional S.C.                           Norton                         VA           1989           12/30/92
   229 Hunting Hills                                 Roanoke                        VA           1989           04/02/98
   230 Cave Spring Corners                           Roanoke                        VA           1969           06/05/97
   231 Lakeside Plaza                                Salem                          VA           1989           04/15/99
   232 Fredricksburg                                 Spotsylvania                   VA           1970           05/14/86
   233 Lake Drive Plaza                              Vinton                         VA           1976           02/12/98
   234 Ridgeview Centre                              Wise                           VA           1990           07/02/92
   235 Moundsville Plaza                             Moundsville                    WV           1961           12/27/88
   236 Grand Central Plaza                           Parkersburg                    WV           1986           06/08/88
   237 Kmart Plaza                                   Vienna                         WV           1975           02/25/93

                                                                                                                  TOTAL

                                                                        Percent                                    Anchor Tenant
       Property Name                                     GLA           Leased (1)     Anchor Tenant                Not Owned
       ------------------------------------------     ----------     -------------    ---------------------        --------------
   202 Johnstown Galleria Outparcel                     61,968           87%          Staples
   203 Circle Center                                    65,313          100%          BI-LO
   204 Palmetto Crossroads                              41,542           92%          Food Lion
   205 Island Plaza                                    167,101           95%          Kmart
   206 Remount Village                                  60,238           94%          BI-LO
   207 Congress Crossing                               172,305           99%          Kmart
   208 St. Elmo Central                                 74,978           94%          Winn-Dixie Stores
   209 Apison Crossing                                  79,054           96%          Winn-Dixie
   210 Saddletree Village Shopping Center               45,800           97%          Food Lion
   211 West Towne Square                                99,224           76%          Winn-Dixie Stores
   212 Greeneville Commons                             223,118          100%          Kmart
   213 Georgetown Square                               105,167           84%          Kroger
   214 Hazel Path                                       67,965           90%          Food Lion                    Wal-Mart
   215 Kimball Crossing                                280,482           90%          Wal-Mart
   216 Chapman-Ford Crossing                           185,604           97%          Wal-Mart
   217 Farrar Place Shopping Center                     43,220           84%          Food Lion
   218 Madison Street Station                           56,766           97%          BI-LO
   219 Commerce Central                                182,401          100%          Wal-Mart
   220 Merchant's Central                              208,123           99%          Wal-Mart
   221 Bardin Place Center                             303,899          100%          Kmart
   222 Irving West                                      70,056          100%          Winn-Dixie Stores
   223 Valley Fair Mall                                587,550          100%          JC Penney
   224 Colonial Heights                                 80,363            0%
   225 Factory Merchants Ft. Chiswell                  175,705           66%          Polo
   226 Hanover Square                                  129,601          100%          Ukrops Supermarket           Kohl's
   227 Victorian Square                                271,215           93%          Kmart
   228 VA-KY Regional S.C.                             193,238          100%          Wal-Mart
   229 Hunting Hills                                   166,207          100%          Wal-Mart
   230 Cave Spring Corners                             171,125           99%          Ames
   231 Lakeside Plaza                                   82,033          100%          Kroger
   232 Fredricksburg                                    83,374          100%          Pharmhouse
   233 Lake Drive Plaza                                148,060           92%          Kroger
   234 Ridgeview Centre                                176,690           98%          Kmart                        Belk's
   235 Moundsville Plaza                               174,663           90%          Kroger
   236 Grand Central Plaza                              74,017          100%          Office Depot
   237 Kmart Plaza                                     106,258           98%          Kmart
                                                   ------------  -------------
                                                    34,793,767           92%
                                                   ============  =============

NEW PLAN EXCEL REALTY TRUST, INC.
SUPPLEMENTAL DISCLOSURE - QUARTER ENDED MARCH 31, 2000
-------------------------------------------------------------------------------
PROPERTY PORTFOLIO                                                      PAGE 27

                                                                                           Year            Acquired
       Property Name                           City                           State        Built             Date
       -----------------------------------     ------------------------      -------     ---------        -----------

       SINGLE TENANT PROPERTIES
     1 Kroger                                  Muscle Shoals                   AL           1982            08/10/93
     2 Kroger                                  Muscle Shoals                   AL           1982            08/10/93
     3 Kroger                                  Scottsboro                      AL           1982            08/10/93
     4 Kmart                                   Pine Bluff                      AR           1981            08/10/93
     5 Safeway                                 Sherwood                        AR           1981            08/10/93
     6 Lucky                                   Mesa                            AZ           1982            08/10/93
     7 Lucky                                   Phoenix                         AZ           1982            01/19/94
     8 Q-Club                                  Phoenix                         AZ           1994            05/06/94
     9 Q-Club                                  Scottsdale                      AZ           1994            08/19/94
    10 Rite Aid                                Yuma                            AZ           1980            08/10/93
    11 United Artists                          Pueblo                          CO           1977            08/10/93
    12 Doverama at Rodney                      Dover                           DE           1959            01/01/69
    13 Food Lion                               Brandon                         FL           1982            08/10/93
    14 Kmart                                   Brookville                      FL           1987            06/17/97
    15 Albany I                                Albany                          GA           1981            08/10/93
    16 Kroger                                  East Albany                     GA           1982            08/10/93
    17 Rite Aid                                East Albany                     GA           1982            08/10/93
    18 Kmart                                   Atlantic                        IA           1980            01/19/94
    19 Eagle Food Center                       Coralville                      IA           1981            08/10/93
    20 Eagle Food Center                       Dubuque                         IA           1980            08/10/93
    21 Eagle Food Center                       Decatur                         IL           1983            08/10/93
    22 Kroger                                  Ottawa                          IL           1982            08/10/93
    23 Eagle Food Center                       Peoria                          IL           1983            08/10/93
    24 Eagle Food Center                       Springfield                     IL           1982            08/10/93
    25 Eagle Food Center                       Sterling                        IL           1980            08/10/93
    26 Kroger                                  Waterloo                        IL           1982            08/10/93
    27 Kindercare                              Beech Grove                     IN           1976            12/31/92
    28 Kindercare                              Fort Wayne                      IN           1976            12/31/92
    29 Eagle Food Center                       Hobart                          IN           1983            08/10/93
    30 Kindercare                              Indianapolis                    IN           1976            12/31/92
    31 Kindercare                              Indianapolis                    IN           1976            12/31/92
    32 Kindercare                              Indianapolis                    IN           1976            12/31/92
    33 Eagle Food Center                       Michigan City                   IN           1983            08/10/93
    34 Safeway                                 West Monroe                     LA           1981            08/10/93
    35 Mountain Jacks                          Dearborne Hts.                  MI           1988            12/31/92
    36 Kindercare                              Kalamazoo                       MI           1990            02/06/91
    37 Firstar Bank Building                   Burnsville                      MN           1975            08/04/97
    38 Kindercare                              Fenton                          MO           1977            12/31/92
    39 Kindercare                              High Ridge                      MO           1980            12/31/92

                                                                Percent                                      Anchor Tenant
       Property Name                                GLA        Leased (1)     Anchor Tenant                  Not Owned
       ----------------------------------------  ----------   -----------     ------------------------       ---------------

       SINGLE TENANT PROPERTIES
     1 Kroger                                      42,130       100%          Jitney Sak N Save
     2 Kroger                                      10,069       100%          Handy TV
     3 Kroger                                      42,130       100%          Bruno's Food World
     4 Kmart                                       60,842       100%          Country Market
     5 Safeway                                     44,617       100%          Kroger
     6 Lucky                                       29,827       100%          ABCO
     7 Lucky                                       28,217       100%          ABCO
     8 Q-Club                                      44,374       100%
     9 Q-Club                                      44,374       100%
    10 Rite Aid                                    25,834       100%          Payless Drug
    11 United Artists                              12,556       100%
    12 Doverama at Rodney                          30,000       100%
    13 Food Lion                                   36,750       100%          Kash n' Karry
    14 Kmart                                       94,841       100%
    15 Albany I                                    72,900        0%
    16 Kroger                                      34,019       100%          Harvey's Supermarket
    17 Rite Aid                                    10,069       100%
    18 Kmart                                       40,318       100%
    19 Eagle Food Center                           28,875       100%
    20 Eagle Food Center                           35,015       100%
    21 Eagle Food Center                           29,000       100%
    22 Kroger                                      44,088       100%
    23 Eagle Food Center                           30,000       100%
    24 Eagle Food Center                           30,000       100%
    25 Eagle Food Center                           40,265       100%
    26 Kroger                                      31,170       100%          Schnuck
    27 Kindercare                                   4,268       100%
    28 Kindercare                                   4,584       100%
    29 Eagle Food Center                           29,300       100%          Eagle Food Ctr
    30 Kindercare                                   4,452       100%
    31 Kindercare                                   4,212       100%
    32 Kindercare                                   4,452       100%
    33 Eagle Food Center                           29,000       100%
    34 Safeway                                     41,293       100%          Brookshire Grocery
    35 Mountain Jacks                               9,914       100%
    36 Kindercare                                   6,260       100%
    37 Firstar Bank Building                       13,373       100%
    38 Kindercare                                   4,659       100%
    39 Kindercare                                   4,654       100%

NEW PLAN EXCEL REALTY TRUST, INC.
SUPPLEMENTAL DISCLOSURE - QUARTER ENDED MARCH 31, 2000
-------------------------------------------------------------------------------
PROPERTY PORTFOLIO                                                      PAGE 28

                                                                               Year       Acquired                      Percent
       Property Name                          City                 State       Built        Date           GLA         Leased (1)
       ------------------------------------   -----------------   -------    ---------   -----------    -----------   -----------
    40 Pizza Hut                              Greenville            NC          1973       05/31/86          3,640       100%
    41 Northern Automotive                    Grand Island          NE          1988       12/31/92          5,671       100%
    42 Northern Automotive                    Hastings              NE          1988       12/31/92          4,000       100%
    43 Kmart                                  Omaha                 NE          1981       08/10/93         60,842       100%
    44 Kmart                                  Somerville            NJ          1982       08/10/93         55,552       100%
    45 Mohawk                                 Rome                  NY          1965       01/20/84         84,000        0%
    46 Safeway                                Muskogee              OK          1981       08/10/93         45,510       100%
    47 Kroger                                 Clearfield            PA          1982       08/10/93         31,170       100%
    48 Acme Market                            Philadelphia          PA          1980       08/19/98         34,000       100%
    49 Hardees                                Hanover               PA          1971       07/31/97          3,800       100%
    50 Kroger                                 Pittsburgh            PA          1982       08/10/93         34,026       100%
    51 Kroger                                 James Island          SC          1982       08/10/93         42,130       100%
    52 Winn-Dixie                             Chattanooga           TN          1995       03/31/97         43,848       100%
    53 First American Bank/Audition Hi-Fi     Kingsport             TN          1970       09/01/92          6,132       100%
    54 Kmart                                  Desoto                TX          1980       08/10/93         72,897       100%
    55 Houston I                              Houston               TX          1991       12/31/92          1,675       100%
    56 Houston II                             Houston               TX          1991       12/31/92          1,675        0%
    57 Safeway                                Missouri City         TX          1982       08/10/93         44,183       100%
    58 El Chico                               Temple                TX          1995       12/19/95          6,600       100%
    59 Pizza Hut                              Harrisonburg          VA          1969       07/31/96          3,384       100%
                                                                                                       ------------   -----------

                                                                                              TOTAL      1,717,436        91%
                                                                                                       ============   ===========

       COMMERCIAL PROPERTIES

     1 Genzyme Corp.                          Scottsdale            AZ          1971       12/17/90         21,560       100%
     2 Via Del Campo Office                   San Diego             CA          1988       01/24/94         19,992        87%
     3 Unity Professional Bldg.               Fridley               MN          1991       05/30/96         62,518        99%
     4 Stillwater Office Bldg.                Stillwater            MN          1985       07/31/91         10,007        91%
     5 Roxbury Township                       Roxbury               NJ          1997       12/31/97           LAND        N/A
     6 Institute for Defense Analysis         Princeton             NJ          1982       05/31/74         51,000       100%
     7 North Central Avenue                   Hartsdale             NY          1972       07/31/72           LAND        N/A
                                                                                                       ------------   -----------

                                                                                              TOTAL        165,077        98%
                                                                                                       ============   ===========

                                                                                                       ------------
                                                   TOTAL RETAIL PORTFOLIO AND COMMERCIAL PROPERTIES     36,676,280        92%
                                                                                                       ============   ===========

       SHOPPING CENTERS WITH REDEVELOPMENT PLANS UNDER REEVALUATION

     1 Clearwater Mall                        Clearwater            FL          1973       12/02/97        679,661        64%

                                                                                       Anchor Tenant
       Property Name                             Anchor Tenant                         Not Owned
       ------------------------------------      ------------------------------        -----------------------
    40 Pizza Hut
    41 Northern Automotive
    42 Northern Automotive
    43 Kmart                                     Golds Gym
    44 Kmart
    45 Mohawk
    46 Safeway                                   Associated Grocers
    47 Kroger                                    Clearfield Market
    48 Acme Market
    49 Hardees
    50 Kroger                                    Giant Eagle
    51 Kroger                                    BI-LO
    52 Winn-Dixie
    53 First American Bank/Audition Hi-Fi        Food Lion
    54 Kmart
    55 Houston I
    56 Houston II
    57 Safeway                                   Kroger
    58 El Chico
    59 Pizza Hut





       COMMERCIAL PROPERTIES

     1 Genzyme Corp.                             Genzyme Corp.
     2 Via Del Campo Office
     3 Unity Professional Bldg.
     4 Stillwater Office Bldg.                   Washington City
     5 Roxbury Township
     6 Institute for Defense Analysis
     7 North Central Avenue

       SHOPPING CENTERS WITH REDEVELOPMENT PLANS UNDER REEVALUATION

     1 Clearwater Mall                           Montgomery Ward, AMC Theatre          Burdines

NEW PLAN EXCEL REALTY TRUST, INC.
SUPPLEMENTAL DISCLOSURE - QUARTER ENDED MARCH 31, 2000
--------------------------------------------------------------------------------
PROPERTY PORTFOLIO                                                     PAGE  29


                                                                                    Year             Acquired
        Property Name                         City                      State       Built             Date
        -----------------------------------   --------------------    --------- --------------   ---------------

        GARDEN APARTMENT COMMUNITIES

      1 Breckenridge                          Birmingham               AL            1979           02/18/92
      2 Courts At Wildwood                    Birmingham               AL            1969           07/22/93
      3 Devonshire Place                      Birmingham               AL            1971           02/18/92
      4 The Club                              Birmingham               AL          1969-74          05/24/95
      5 Hillcrest                             Mobile                   AL            1977           06/30/97
      6 Knollwood                             Mobile                   AL          1978-82          05/07/97
      7 Maison Deville                        Mobile                   AL          1963,71-73       07/31/96
      8 Maison Imperial                       Mobile                   AL          1969-73          07/31/96
      9 Plantation                            Mobile                   AL            1977           07/31/96
     10 Mayfair                               Dover                    DE            1971           01/01/81
     11 Rodney                                Dover                    DE          1963-65          01/01/69
     12 Charter Pointe                        Altamonte Springs        FL            1973           04/03/98
     13 Lake Park                             Lake Park                FL            1965           02/01/76
     14 Cambridge                             Athens                   GA          1972,82          05/01/96
     15 Tara                                  Athens                   GA            1970           06/06/96
     16 Regency Club                          Evansville               IN            1980           09/16/96
     17 Forest Hills                          Indianapolis             IN            1974           10/28/97
     18 Hawthorne Heights                     Indianapolis             IN            1965           06/18/96
     19 Charlestown                           Louisville               KY            1974           09/14/93
     20 La Fontenay III                       Louisville               KY            1970           07/16/92
     21 Poplar Level Terrace                  Louisville               KY            1974           01/01/91
     22 Riverchase                            Newport                  KY            1968           08/29/96
     23 Forestwood                            Baton Rouge              LA            1985           10/31/96
     24 Sherwood Acres                        Baton Rouge              LA          1978-79          10/31/96
     25 Willow Bend Lake                      Baton Rouge              LA            1986           10/31/96
     26 Deerhorn Village                      Kansas City              MO            1974           07/12/95
     27 Cardinal Woods                        Cary                     NC            1978           08/15/97
     28 Polo Run                              Raleigh                  NC            1971           08/27/98
     29 Meadow East                           Potsdam                  NY          1964-71          09/13/83
     30 Mohawk Garden                         Rome                     NY            1947           11/01/85
     31 Northgate                             Columbus                 OH            1970           07/16/98
     32 Spring Creek                          Columbus                 OH            1985           06/02/97
     33 Arlington Village                     Fairborn                 OH            1966           08/16/94
     34 Chesterfield                          Maumee                   OH          1979-84          02/20/91


                                                                       Percent
        Property Name                            Units                Leased (1)
        ----------------------------       --------------------    -------------

        GARDEN APARTMENT COMMUNITES

      1 Breckenridge                             120                    96%
      2 Courts At Wildwood                       220                    95%
      3 Devonshire Place                         284                    89%
      4 The Club                                 278                    96%
      5 Hillcrest                                140                    98%
      6 Knollwood                                704                    93%
      7 Maison Deville                           347                    95%
      8 Maison Imperial                           56                    95%
      9 Plantation                               120                    98%
     10 Mayfair                                   96                    91%
     11 Rodney                                   207                    87%
     12 Charter Pointe                           312                    95%
     13 Lake Park                                227                    96%
     14 Cambridge                                180                    95%
     15 Tara                                     240                    95%
     16 Regency Club                             232                    97%
     17 Forest Hills                             420                    82%
     18 Hawthorne Heights                        241                    74%
     19 Charlestown                              244                    92%
     20 La Fontenay III                          248                    92%
     21 Poplar Level Terrace                      88                    99%
     22 Riverchase                               203                    83%
     23 Forestwood                               272                    95%
     24 Sherwood Acres                           612                    84%
     25 Willow Bend Lake                         360                    91%
     26 Deerhorn Village                         309                    90%
     27 Cardinal Woods                           184                    93%
     28 Polo Run                                 279                    93%
     29 Meadow East                              100                    95%
     30 Mohawk Garden                            208                    94%
     31 Northgate                                316                    86%
     32 Spring Creek                             288                    82%
     33 Arlington Village                        164                    95%
     34 Chesterfield                             104                    87%

NEW PLAN EXCEL REALTY TRUST, INC.
SUPPLEMENTAL DISCLOSURE - QUARTER ENDED MARCH 31, 2000
--------------------------------------------------------------------------------
PROPERTY PORTFOLIO                                                      PAGE 30

                                                                                     Year            Acquired
        Property Name                         City                      State        Built            Date
        -----------------------------------   --------------------    --------- --------------   ----------------
     35 Eastgreen On The Commons              Reynoldsburg            OH          1971,82          01/29/98
     36 Goldcrest                             Sharonville             OH            1968           08/29/96
     37 Cambridge Park                        Union Twp-Cinn          OH            1973           08/29/96
     38 Governours Place                      Harrisburg              PA            1974           04/25/95
     39 Forest Hills                          Columbia                SC            1968           01/14/99
     40 Harbour Landing                       Columbia                SC            1974           09/06/95
     41 Sedgefield                            Florence                SC          1972,74,79       07/01/94
     42 Turtle Creek                          Greenville              SC            1976           06/03/96
     43 Hickory Lake                          Antioch                 TN            1974           12/17/93
     44 Courts at Waterford                   Chattanooga             TN          1988,89          12/12/96
     45 Ashford Place                         Clarksville             TN          1972,74          10/12/93
     46 Cedar Village                         Clarksville             TN            1982           07/25/94
     47 Paddock Place                         Clarksville             TN            1989           07/25/94
     48 The Pines                             Clarksville             TN            1986           07/25/94
     49 Landmark Estates                      East Ridge              TN            1971           08/29/96
     50 Miller Crest                          Johnson City            TN            1973           06/03/96
     51 Cedar Bluff                           Knoxville               TN            1980           05/01/96
     52 Country Place                         Nashville               TN            1979           04/02/96
     53 Woodbridge                            Nashville               TN            1980           08/29/96


                                                                                                     TOTAL
                                                                   Percent
        Property Name                         Units                Leased (1)
       ---------------------------------- ------------------    ----------------
     35 Eastgreen On The Commons              360                    91%
     36 Goldcrest                             173                    82%
     37 Cambridge Park                        196                    90%
     38 Governours Place                      130                    98%
     39 Forest Hills                          176                    84%
     40 Harbour Landing                       208                    95%
     41 Sedgefield                            280                    94%
     42 Turtle Creek                          152                    98%
     43 Hickory Lake                          322                    87%
     44 Courts at Waterford                   318                    96%
     45 Ashford Place                         268                    96%
     46 Cedar Village                         170                    98%
     47 Paddock Place                         240                    93%
     48 The Pines                             224                    96%
     49 Landmark Estates                       93                    92%
     50 Miller Crest                          121                    97%
     51 Cedar Bluff                           192                    98%
     52 Country Place                         312                    76%
     53 Woodbridge                            220                    84%

                                      ---------------------    -----------------
                                             12,558                  91%
                                      =====================    =================

(1) Percent leased includes all leases that have commenced and are in force as of March 31, 2000.
(2) Redevelopment project. Food Lion opened in November 1999 as the first tenant.